UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7490
                                                     ---------------------

                  Nuveen Virginia Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: November 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
 November 30, 2008 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

                        NUVEEN MARYLAND
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NMY

                        NUVEEN MARYLAND
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NFM

                        NUVEEN MARYLAND
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NZR

                        NUVEEN MARYLAND
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 3
                        NWI

                        NUVEEN VIRGINIA
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NPV

                        NUVEEN VIRGINIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NGB

                        NUVEEN VIRGINIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NNB

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income, and unfortunately the performance of the Nuveen Funds has been similarly affected. I hope that you will carefully review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. These comments highlight the manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.Nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ ROBERT P. BREMNER
---------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
January 20, 2009

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds | NMY, NFM, NZR, NWI,
                                                NPV, NGB, NNB

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen Maryland and Virginia Funds. Cathryn, who joined Nuveen in 1996, has managed these seven Funds since 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MARYLAND AND VIRGINIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. In this turbulent environment, we took a defensive approach to managing the Funds, focusing on preserving and enhancing liquidity, managing duration1 risk, and continuing to invest for the long term.

As events unfolded, we carefully watched the municipal bond market for attractive purchase opportunities, using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. One area of the market that we found attractive during this period was health care and we purchased bonds in this sector for all of the Maryland and Virginia Funds.

To provide liquidity for purchases, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into solid retail demand. Given the market environment, retail demand was strongest for higher credit quality bonds, especially tax-backed securities with intermediate maturities. In addition, the Maryland Funds found opportunities to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(2) in all of the Maryland and Virginia Funds throughout this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities.

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 An inverse floating rate security also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average  Annual Total Returns on Common Share Net Asset Value*
For periods ended 11/30/08

                                         Six-Month    1-Year   5-Year   10-Year
Maryland Funds
NMY                                       -13.01%     -13.15%   1.20%    3.53%
NFM                                       -17.23%     -17.19%   0.06%     N/A
NZR                                       -16.45%     -16.27%   0.13%     N/A
NWI                                       -14.74%     -14.62%   0.68%     N/A

Virginia Funds
NPV                                       -13.14%     -13.08%   0.79%    3.51%
NGB                                       -17.24%     -17.18%   0.32%     N/A
NNB                                       -15.30%     -15.11%   0.62%     N/A

Lipper Other States
Municipal Debt Funds
Average(3)                                -14.13%     -14.38%   0.64%    3.22%

Barclays Capital
Municipal Bond Index(4)                    -4.98%      -3.61%   2.59%    4.14%

S&P National Municipal
Bond Index(5)                              -5.48%      -4.43%   2.55%     N/A

For the six months ended November 30, 2008, the cumulative returns on common share net asset value (NAV) for NMY and NPV exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while NFM, NZR, NWI, NGB and NNB lagged this average. All of the Funds underperformed the national Barclays Capital Municipal Bond Index and Standard & Poor's National Municipal Bond Index. Shareholders should note the Lipper Other States Municipal Debt Funds Average and the Barclay Capital Municipal Bond Index include bonds from states not covered in this report, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of inverse floaters, credit exposure and sector allocations. In addition, the use of leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page 7.

*Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

3 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: six-months, 46; 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

4 The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Standard & Poor's (S&P) National  Municipal Bond Index is an  unleveraged,
market   value-weighted  index  designed  to  measure  the  performance  of  the investment-grade U.S. municipal bond market.

Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer rates rose. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in two to four years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, these Funds had less exposure to the outperforming short end of the yield curve than the index and more exposure to the underperforming longer part of the curve. This was especially true of NFM, which had the longest duration among these seven Funds. Although the Funds' duration and yield curve positioning was a net negative for performance, the Funds were positively impacted by their allocations to bonds with intermediate maturities, which performed well.

As mentioned earlier, all of these Funds used inverse floaters to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, as many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded. While exposure to lower-rated credits had a negative impact on the Funds for this period, the six-month performances of NMY and NPV, which can invest only in investment-grade securities, benefited from their overall higher credit quality.

During this period, pre-refunded bonds(6), which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Additional sectors of the market that generally contributed to the Funds' performances included general obligation and other tax-backed bonds and water and sewer, electric utilities and

6 Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

education credits. The Maryland Funds, in particular, benefited from their heavier allocations to the education sector. However, the Funds generally had lower holdings of tax-backed bonds than the market as a whole, which lessened the positive contribution from this sector.

In general, bonds that were lower rated, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development, health care, and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. While the Funds had only small exposures to the industrial development revenue sector, their performances were hurt by their overweighting of both the health care and housing sectors, especially in NFM, during this period.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary factors impacting the six-month returns of these Funds relative to those of the unleveraged indexes was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT MARKET DEVELOPMENTS

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholder unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction rate preferred shares, and have made progress in these efforts, (at least for certain funds) but at present there is no assurance that these efforts will succeed. These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of November 30, 2008, none of the Funds included in this shareholder report had issued par redemption notices for their auction rate preferred shares.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

On January 8, 2009, subsequent to the reporting period, NMY, NFM, NZR and NWI noticed for redemption $0.5 million, $3.125 million, $2.45 million and $0.875 million of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs and portfolio sales.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION

During the six-month period ended November 30, 2008, there was one dividend increase in each of the following Funds: NMY, NWI, NPV and NGB. The dividends of NFM, NZR and NNB remained stable throughout the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2008, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NMY, NWI, NPV and NGB had positive UNII balances while NFM, NZR and NNB had negative UNII balances for financial statement purposes.

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of November 30, 2008 the Funds' have not repurchased any of their outstanding common shares.

As of November 30, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                          11/30/08   Six-Month Average
                  Premium/Discount    Premium/Discount

NMY                         -21.81%             -13.49%
NFM                         -12.49%              -4.28%
NZR                         -15.06%              -5.19%
NWI                         -12.09%             -11.75%
NPV                          -5.82%              -5.04%
NGB                          +3.14%              -0.34%
NNB                          +5.56%              +1.74%

NMY Performance OVERVIEW | Nuveen Maryland Premium Income Municipal Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   49%
AA                                                                           26%
A                                                                            10%
BBB                                                                          13%
BB or Lower                                                                   1%
N/R                                                                           1%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0495
Jan                                                                       0.0495
Feb                                                                       0.0495
Mar                                                                       0.0495
Apr                                                                       0.0495
May                                                                       0.0495
Jun                                                                       0.0495
Jul                                                                       0.0495
Aug                                                                       0.0495
Sep                                                                       0.0515
Oct                                                                       0.0515
Nov                                                                       0.0515

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   12.79
                                                                           12.94
                                                                           12.76
                                                                           12.46
                                                                           12.63
                                                                           13.18
                                                                           13.47
                                                                           13.31
                                                                           13.42
                                                                           13.48
                                                                           13.53
                                                                           12.75
                                                                            12.7
                                                                           12.25
                                                                           12.67
                                                                           12.46
                                                                           12.48
                                                                          12.685
                                                                            12.9
                                                                            12.8
                                                                            12.8
                                                                           12.83
                                                                           12.92
                                                                           12.82
                                                                           12.78
                                                                           12.92
                                                                            13.1
                                                                           12.94
                                                                           12.79
                                                                           12.48
                                                                           12.52
                                                                           12.67
                                                                           12.64
                                                                          12.208
                                                                           12.16
                                                                           12.19
                                                                           12.16
                                                                           12.19
                                                                         12.1499
                                                                          12.345
                                                                           12.38
                                                                           12.35
                                                                          11.606
                                                                          11.096
                                                                           10.55
                                                                            7.98
                                                                             9.3
                                                                           10.25
                                                                           10.89
                                                                           10.73
                                                                           10.24
                                                                            9.25
11/30/08                                                                    9.43

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $     9.43
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    12.06
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -21.81%
--------------------------------------------------------------------------------
Market Yield                                                               6.55%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.58%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $  128,284
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -26.03%   -13.01%
--------------------------------------------------------------------------------
1-Year                                                         -21.96%   -13.15%
--------------------------------------------------------------------------------
5-Year                                                          -4.50%     1.20%
--------------------------------------------------------------------------------
10-Year                                                         -0.12%     3.53%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     21.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.6%
--------------------------------------------------------------------------------
Health Care                                                                14.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         8.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.8%
--------------------------------------------------------------------------------
Other                                                                      12.9%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $0.0074 per share.

NFM Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $     9.95
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.37
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.49%
--------------------------------------------------------------------------------
Market Yield                                                               7.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.32%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   47,601
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.94
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.53
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -27.80%   -17.23%
--------------------------------------------------------------------------------
1-Year                                                         -19.27%   -17.19%
--------------------------------------------------------------------------------
5-Year                                                          -4.31%     0.06%
--------------------------------------------------------------------------------
Since Inception                                                  0.14%     2.70%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                21.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.5%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        11.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.3%
--------------------------------------------------------------------------------
Other                                                                      12.8%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   42%
AA                                                                           17%
A                                                                            17%
BBB                                                                          17%
BB or Lower                                                                   1%
N/R                                                                           6%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.0585
Jun                                                                       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.21
                                                                           13.35
                                                                              13
                                                                           13.01
                                                                           13.13
                                                                           13.76
                                                                           13.89
                                                                              14
                                                                           13.96
                                                                           13.95
                                                                          13.936
                                                                           13.74
                                                                           13.33
                                                                           12.65
                                                                           13.13
                                                                           13.11
                                                                           13.85
                                                                              14
                                                                            14.1
                                                                           13.72
                                                                            13.6
                                                                            13.9
                                                                           13.95
                                                                           14.03
                                                                           14.25
                                                                           13.91
                                                                           14.19
                                                                           14.05
                                                                              14
                                                                          14.142
                                                                           13.83
                                                                           14.53
                                                                            14.5
                                                                            14.1
                                                                              14
                                                                           13.92
                                                                           13.72
                                                                           13.58
                                                                         13.2999
                                                                           13.23
                                                                          13.345
                                                                           13.12
                                                                           12.58
                                                                            11.5
                                                                           11.04
                                                                               8
                                                                            10.7
                                                                            10.7
                                                                         11.1699
                                                                          11.047
                                                                            10.2
                                                                            9.55
11/30/08                                                                    9.95

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZR Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 2 as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           26%
A                                                                            12%
BBB                                                                          14%
BB or Lower                                                                   2%
N/R                                                                           5%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.0585
Jun                                                                       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.29
                                                                           13.39
                                                                           13.19
                                                                           12.86
                                                                           13.17
                                                                           13.83
                                                                           14.19
                                                                           13.95
                                                                         13.8001
                                                                            13.8
                                                                           13.99
                                                                           13.24
                                                                           13.43
                                                                           12.73
                                                                           13.26
                                                                           12.94
                                                                           13.03
                                                                           13.11
                                                                          13.355
                                                                           13.49
                                                                           13.31
                                                                           13.75
                                                                              14
                                                                           14.05
                                                                           13.98
                                                                           14.21
                                                                           14.25
                                                                            14.3
                                                                           13.84
                                                                           13.72
                                                                           13.38
                                                                           13.73
                                                                           13.98
                                                                          13.926
                                                                           14.05
                                                                           13.98
                                                                           13.75
                                                                            13.9
                                                                           13.48
                                                                           13.57
                                                                         13.3799
                                                                            13.1
                                                                            12.6
                                                                         11.5999
                                                                           11.15
                                                                            8.04
                                                                            9.45
                                                                         10.6034
                                                                           12.15
                                                                           11.38
                                                                           11.34
                                                                           10.07
11/30/08                                                                    9.87

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $     9.87
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.62
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.06%
--------------------------------------------------------------------------------
Market Yield                                                               7.11%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.39%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   48,739
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.80
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.12
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -28.70%   -16.45%
--------------------------------------------------------------------------------
1-Year                                                         -21.20%   -16.27%
--------------------------------------------------------------------------------
5-Year                                                          -2.68%     0.13%
--------------------------------------------------------------------------------
Since Inception                                                 -0.40%     2.59%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                17.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.4%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.9%
--------------------------------------------------------------------------------
Other                                                                      15.0%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)   The  Fund  paid  shareholders   capital  gains  and  net  ordinary  income
      distributions in December 2007 of $.0343 per share.

NWI Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 3 as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    10.25
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.66
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.09%
--------------------------------------------------------------------------------
Market Yield                                                               6.26%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.15%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   62,550
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.05
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.70
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -18.99%   -14.74%
--------------------------------------------------------------------------------
1-Year                                                         -14.50%   -14.62%
--------------------------------------------------------------------------------
5-Year                                                          -0.41%     0.68%
--------------------------------------------------------------------------------
Since Inception                                                 -1.05%     1.61%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.7%
--------------------------------------------------------------------------------
Health Care                                                                17.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        10.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.9%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.8%
--------------------------------------------------------------------------------
Other                                                                      14.1%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           28%
A                                                                            10%
BBB                                                                          17%
BB or Lower                                                                   2%
N/R                                                                           4%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0525
Jan                                                                       0.0525
Feb                                                                       0.0525
Mar                                                                       0.0525
Apr                                                                       0.0525
May                                                                       0.0525
Jun                                                                       0.0525
Jul                                                                       0.0525
Aug                                                                       0.0525
Sep                                                                       0.0535
Oct                                                                       0.0535
Nov                                                                       0.0535

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   12.61
                                                                           12.56
                                                                           12.31
                                                                           12.21
                                                                           12.38
                                                                           13.02
                                                                           13.19
                                                                           13.04
                                                                           13.06
                                                                            13.2
                                                                           13.32
                                                                           12.71
                                                                            12.6
                                                                         12.5099
                                                                            12.7
                                                                           12.29
                                                                           12.65
                                                                           12.69
                                                                           12.76
                                                                           12.62
                                                                           12.72
                                                                            12.7
                                                                            12.9
                                                                           12.88
                                                                              13
                                                                           13.14
                                                                           13.01
                                                                           13.06
                                                                           12.91
                                                                         12.5499
                                                                           12.53
                                                                           12.76
                                                                           12.61
                                                                           12.24
                                                                           12.35
                                                                            12.4
                                                                           12.19
                                                                           12.13
                                                                           12.09
                                                                           12.28
                                                                           12.45
                                                                           12.27
                                                                           11.65
                                                                           10.65
                                                                         10.6057
                                                                            8.15
                                                                            9.13
                                                                            10.2
                                                                         10.4999
                                                                         10.3501
                                                                           10.51
                                                                            9.51
11/30/08                                                                   10.25

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPV Performance OVERVIEW | Nuveen Virginia Premium Income Municipal Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   33%
AA                                                                           47%
A                                                                             9%
BBB                                                                           7%
BB or Lower                                                                   1%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                        0.053
Jan                                                                        0.053
Feb                                                                        0.053
Mar                                                                        0.053
Apr                                                                        0.053
May                                                                        0.053
Jun                                                                        0.053
Jul                                                                        0.053
Aug                                                                        0.053
Sep                                                                        0.054
Oct                                                                        0.054
Nov                                                                        0.054

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.37
                                                                           13.43
                                                                              13
                                                                              13
                                                                           13.17
                                                                           13.83
                                                                           13.93
                                                                           13.88
                                                                            13.8
                                                                           14.07
                                                                            14.1
                                                                           13.24
                                                                           13.33
                                                                           12.95
                                                                         13.4701
                                                                           13.08
                                                                              13
                                                                           13.33
                                                                           13.39
                                                                           13.51
                                                                           13.35
                                                                           13.46
                                                                           13.47
                                                                            13.8
                                                                           13.75
                                                                          13.993
                                                                           14.04
                                                                           14.01
                                                                           13.48
                                                                           13.24
                                                                           12.99
                                                                           13.24
                                                                           13.02
                                                                           12.99
                                                                            13.4
                                                                           13.81
                                                                           13.75
                                                                           13.51
                                                                           13.54
                                                                           13.43
                                                                           13.43
                                                                           13.47
                                                                           13.08
                                                                           12.92
                                                                           12.44
                                                                             8.9
                                                                           10.81
                                                                           12.11
                                                                           11.96
                                                                           12.08
                                                                           11.99
                                                                            11.1
11/30/08                                                                   11.49

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.49
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    12.20
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.82%
--------------------------------------------------------------------------------
Market Yield                                                               5.64%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.31%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $  109,031
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.01
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.60
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -16.07%   -13.14%
--------------------------------------------------------------------------------
1-Year                                                          -8.67%   -13.08%
--------------------------------------------------------------------------------
5-Year                                                          -2.57%     0.79%
--------------------------------------------------------------------------------
10-Year                                                          1.79%     3.51%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.4%
--------------------------------------------------------------------------------
Health Care                                                                16.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.6%
--------------------------------------------------------------------------------
Transportation                                                              6.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.5%
--------------------------------------------------------------------------------
Utilities                                                                   5.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.7%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)   The  Fund  paid  shareholders   capital  gains  and  net  ordinary  income
      distributions in December 2007 of $.0870 per share.

NGB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.81
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.45
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  3.14%
--------------------------------------------------------------------------------
Market Yield                                                               5.84%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.60%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $    35,875
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -18.12%   -17.24%
--------------------------------------------------------------------------------
1-Year                                                          -6.59%   -17.18%
--------------------------------------------------------------------------------
5-Year                                                          -1.49%     0.32%
--------------------------------------------------------------------------------
Since Inception                                                  2.27%     2.89%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.6%
--------------------------------------------------------------------------------
Transportation                                                             16.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.3%
--------------------------------------------------------------------------------
Health Care                                                                11.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.1%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.9%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           30%
A                                                                            12%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           9%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0565
Jan                                                                       0.0565
Feb                                                                       0.0565
Mar                                                                       0.0565
Apr                                                                       0.0565
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                       0.0575
Oct                                                                       0.0575
Nov                                                                       0.0575

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                    13.5
                                                                         13.8506
                                                                           13.33
                                                                           13.36
                                                                            13.4
                                                                           14.04
                                                                            14.5
                                                                         14.4801
                                                                           14.67
                                                                           14.32
                                                                          14.082
                                                                           13.45
                                                                           13.42
                                                                           13.23
                                                                            13.2
                                                                           13.41
                                                                            13.3
                                                                            13.5
                                                                           13.67
                                                                           14.09
                                                                         14.5499
                                                                           14.57
                                                                            14.8
                                                                           14.65
                                                                           14.98
                                                                         14.6804
                                                                           14.81
                                                                           14.31
                                                                           14.14
                                                                           13.79
                                                                         13.3675
                                                                           13.64
                                                                            13.6
                                                                           13.14
                                                                           13.68
                                                                           13.93
                                                                           13.74
                                                                           14.26
                                                                           14.13
                                                                          13.468
                                                                            13.9
                                                                           13.45
                                                                           13.17
                                                                           12.26
                                                                           12.48
                                                                          9.5001
                                                                            11.4
                                                                            10.7
                                                                              13
                                                                           12.25
                                                                           11.12
                                                                             9.8
11/30/08                                                                   11.81

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)   The  Fund  paid  shareholders   capital  gains  and  net  ordinary  income
      distributions in December 2007 of $0.1046 per share.

NNB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund 2 as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           33%
A                                                                            12%
BBB                                                                           9%
BB or Lower                                                                   1%
N/R                                                                           8%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0595
Jan                                                                       0.0595
Feb                                                                       0.0595
Mar                                                                       0.0595
Apr                                                                       0.0595
May                                                                       0.0595
Jun                                                                       0.0595
Jul                                                                       0.0595
Aug                                                                       0.0595
Sep                                                                       0.0595
Oct                                                                       0.0595
Nov                                                                       0.0595

                                  [LINE GRAPH]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.79
                                                                           14.01
                                                                           13.68
                                                                           13.06
                                                                           13.34
                                                                           13.83
                                                                           14.46
                                                                         14.3299
                                                                           14.44
                                                                           14.52
                                                                           14.65
                                                                           13.68
                                                                         13.8475
                                                                            13.4
                                                                           13.95
                                                                           13.45
                                                                            13.5
                                                                           14.35
                                                                            14.6
                                                                           14.62
                                                                           14.55
                                                                           14.45
                                                                            14.7
                                                                              15
                                                                           14.61
                                                                           14.33
                                                                           14.65
                                                                           14.32
                                                                           14.15
                                                                           13.57
                                                                           13.84
                                                                           14.31
                                                                           14.35
                                                                           13.95
                                                                           14.56
                                                                           14.55
                                                                           14.47
                                                                           14.75
                                                                          14.256
                                                                           14.12
                                                                            14.1
                                                                           14.17
                                                                           14.25
                                                                            13.8
                                                                           13.36
                                                                           10.99
                                                                            11.5
                                                                          12.445
                                                                           13.42
                                                                           13.37
                                                                            12.1
                                                                           11.32
11/30/08                                                                   12.52

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    12.52
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    11.86
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  5.56%
--------------------------------------------------------------------------------
Market Yield                                                               5.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.39%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   68,036
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.40
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.63
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                           -12.24%   -15.30%
--------------------------------------------------------------------------------
1-Year                                                          -4.72%   -15.11%
--------------------------------------------------------------------------------
5-Year                                                           0.05%     0.62%
--------------------------------------------------------------------------------
Since Inception                                                  2.95%     3.07%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     18.6%
--------------------------------------------------------------------------------
Health Care                                                                16.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       9.1%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.4%
--------------------------------------------------------------------------------
Other                                                                      11.4%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)   The  Fund  paid  shareholders   capital  gains  and  net  ordinary  income
      distributions in December 2007 of $0.0599 per share.

NMY | Nuveen Maryland Premium Income Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.2% (1.4% OF TOTAL INVESTMENTS)              9/16 at 100.00          Baa3   $    2,851,334
$      4,825   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.6% (1.0% OF TOTAL INVESTMENTS)                    5/12 at 100.00           BBB        2,077,125
       2,865   Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 17.2% (11.0% OF TOTAL
                  INVESTMENTS)
       1,250   Frederick County, Maryland, Educational Facilities Revenue Bonds,      9/16 at 100.00          BBB-          830,313
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
       1,000   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00            A+          865,030
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
               Maryland Economic Development Corporation, Utility Infrastructure
               Revenue Bonds, University of Maryland - College Park, Series
               2001:
         980      5.375%, 7/01/15 - AMBAC Insured                                     7/11 at 100.00             A        1,016,123
         980      5.375%, 7/01/16 - AMBAC Insured                                     7/11 at 100.00             A        1,016,123
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Bullis School, Series 2000:
         750      5.250%, 7/01/25 - FSA Insured                                       1/11 at 101.00           AAA          722,618
         500      5.250%, 7/01/30 - FSA Insured                                       1/11 at 101.00           AAA          471,045
       1,250   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A-        1,044,400
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
       1,825   Maryland Health and Higher Educational Facilities Authority,           6/16 at 100.00          Baa1        1,295,476
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30
       1,365   Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds,    5/15 at 100.00            A1        1,379,141
                  Montgomery College Arts Center Project, Series 2005A, 5.000%,
                  5/01/19
       9,445   Morgan State University, Maryland, Student Tuition and Fee Revenue       No Opt. Call            AA       10,353,608
                  Refunding Bonds, Academic Fees and Auxiliary Facilities, Series
                  1993, 6.100%, 7/01/20 - MBIA Insured
       1,685   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00           AA+        1,713,864
                  Bonds, Series 2006A, 5.000%, 10/01/22
               Westminster, Maryland, Educational Facilities Revenue Bonds,
               McDaniel College, Series 2006:
         910      5.000%, 11/01/31                                                   11/16 at 100.00          BBB+          732,286
         850      4.500%, 11/01/36                                                   11/16 at 100.00          BBB+          578,842
------------------------------------------------------------------------------------------------------------------------------------
      22,790   Total Education and Civic Organizations                                                                   22,018,869
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 23.1% (14.8% OF TOTAL INVESTMENTS)
       1,525   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A2        1,291,050
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                  7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1        2,665,228
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32
         400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          Baa1          265,008
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
       1,665   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A3        1,066,965
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,740   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00          Baa3  $     1,272,027
                  Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%,
                  7/01/29
       1,400   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1        1,023,554
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%,
                  7/01/35
       1,500   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00            A+        1,155,225
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,           1/09 at 101.00            AA          916,870
                  Revenue Bonds, Johns Hopkins Hospital, Howard County General
                  Hospital Acquisition, Series 1998, 5.000%, 7/01/19 - MBIA Insured
       1,430   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            AA        1,120,777
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 12.639%, 7/01/33 (IF)
       2,000   Maryland Health and Higher Educational Facilities Authority,           6/09 at 101.00            A+        2,014,540
                  Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                  7/01/15
       3,800   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00          Baa3        2,844,908
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33
       1,175   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00           AAA        1,114,464
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
       1,750   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-        1,474,725
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       3,310   Maryland Health and Higher Educational Facilities Authority,           5/16 at 100.00           AAA        2,962,450
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
       1,010      5.000%, 7/01/37                                                     7/17 at 100.00           BBB          666,923
         670      5.500%, 7/01/42                                                     7/17 at 100.00           BBB          479,224
       1,700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00             A        1,325,354
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00            A3        2,809,268
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00             A          887,050
                  Revenue Bonds, University of Maryland Medical System, Series
                  2004B, 5.000%, 7/01/24 - AMBAC Insured
       2,395   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00          BBB-        1,705,240
                  Revenue Bonds, Washington County Hospital, Series 2008, 5.750%,
                  1/01/38
               Prince George's County, Maryland, Revenue Bonds, Dimensions Health
               Corporation, Series 1994:
         420      5.375%, 7/01/14                                                     1/09 at 100.00            B3          357,609
         295      5.300%, 7/01/24                                                     1/09 at 100.00            B3          200,037
------------------------------------------------------------------------------------------------------------------------------------
      36,685   Total Health Care                                                                                         29,618,496
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 13.0% (8.3% OF TOTAL INVESTMENTS)
       1,450   Maryland Community Development Administration, FNMA Multifamily        2/11 at 101.00           Aaa        1,403,107
                  Development Revenue Bonds, Edgewater Village Apartments, Series
                  2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)
       2,500   Maryland Community Development Administration, Housing Revenue         1/09 at 101.00           Aa2        1,970,500
                  Bonds, Series 1999A, 5.350%,7/01/41 (Alternative Minimum Tax)
         880   Maryland Community Development Administration, Housing Revenue         1/10 at 100.00           Aa2          814,722
                  Bonds, Series 1999B, 6.250%,7/01/32 (Alternative Minimum Tax)
       1,000   Maryland Economic Development Corporation, Senior Lien Student        10/13 at 100.00            B2          697,910
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23
       1,000   Maryland Economic Development Corporation, Student Housing Revenue     6/09 at 102.00          Baa3          852,970
                  Bonds, Collegiate Housing Foundation - Salisbury State
                  University, Series 1999A, 6.000%, 6/01/19

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)
$      1,145   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00          Baa2  $       872,444
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
       3,830   Montgomery County Housing Opportunities Commission, Maryland,          1/09 at 101.00           Aaa        3,500,505
                  FNMA/FHA-Insured Multifamily Housing Development Bonds, Series
                  1998A, 5.200%, 7/01/30
         360   Montgomery County Housing Opportunities Commission, Maryland,          1/09 at 100.00           Aa2          360,414
                  GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series
                  1995A, 5.900%, 7/01/15
       2,000   Montgomery County Housing Opportunities Commission, Maryland,          7/10 at 100.00           Aaa        2,005,560
                  Multifamily Housing Development Bonds, Series 2000A, 6.100%,
                  7/01/30
         540   Prince George's County Housing Authority, Maryland, GNMA               9/09 at 102.00           AAA          477,398
                  Collateralized Mortgage Revenue Bonds, University Landing
                  Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum
                  Tax)
               Prince George's County Housing Authority, Maryland, GNMA
               Collateralized Mortgage Revenue Refunding Bonds, Overlook
               Apartments, Series 1995A:
       2,000      5.700%, 12/20/15                                                   12/08 at 100.00           AAA        2,001,920
       1,670      5.750%, 12/20/19                                                   12/08 at 100.00           AAA        1,670,752
------------------------------------------------------------------------------------------------------------------------------------
      18,375   Total Housing/Multifamily                                                                                 16,628,202
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.1% (5.8% OF TOTAL INVESTMENTS)
         650   Maryland Community Development Administration Department of            3/17 at 100.00           Aa2          531,713
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)
       2,510   Maryland Community Development Administration Department of            9/18 at 100.00           Aa2        2,261,610
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
       1,195   Maryland Community Development Administration, Department of           9/15 at 100.00           Aa2          962,812
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)
       4,100   Maryland Community Development Administration, Department of           3/16 at 100.00           Aa2        3,292,915
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)
       1,630   Maryland Community Development Administration, Department of           9/16 at 100.00           Aa2        1,236,958
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)
       1,200   Maryland Community Development Administration, Department of           3/17 at 100.00           Aa2          865,500
                  Housing and Community
               Development, Residential Revenue Bonds, Series 2007D, 4.850%,
                  9/01/37 (Alternative Minimum Tax)
       2,330   Maryland Community Development Administration, Residential             9/14 at 100.00           Aa2        1,751,158
                  Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative
                  Minimum Tax)
         600   Maryland Community Development Administration, Residential             9/15 at 100.00           Aa2          478,038
                  Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                  Minimum Tax)
           5   Prince George's County Housing Authority, Maryland,                    8/10 at 100.00           AAA            4,875
                  FHLMC/FNMA/GNMA Collateralized Single Family Mortgage Revenue
                  Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)
         320   Puerto Rico Housing Finance Authority, Mortgage-Backed Securities      6/13 at 100.00           AAA          235,738
                  Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%,
                  6/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,540   Total Housing/Single Family                                                                               11,621,317
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.2% (0.9% OF TOTAL INVESTMENTS)
       2,010   Maryland Economic Development Corporation, Solid Waste Disposal        4/12 at 101.00           BBB        1,574,554
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 2.5% (1.6% OF TOTAL INVESTMENTS)
       2,455   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00          BBB+        1,644,801
                  Series 2007A, 5.000%, 1/01/37
       1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated       1/09 at 101.00          BBB+          943,370
                  Group, Series 1999A, 5.625%,1/01/25 - RAAI Insured
       1,065   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00            A-          674,550
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       4,520   Total Long-Term Care                                                                                       3,262,721
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 33.3% (21.4% OF TOTAL INVESTMENTS)
$      2,030   Anne Arundel County, Maryland, General Obligation Bonds, Series        4/14 at 100.00           AAA  $     2,176,586
                  2004, 5.000%, 4/01/16
       1,000   Anne Arundel County, Maryland, General Obligation Bonds, Series        3/16 at 100.00           AAA        1,025,250
                  2006, 5.000%, 3/01/21
         685   Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,          3/16 at 100.00           AAA          739,108
                  Series 2006, 5.000%, 3/01/17
               Baltimore County, Maryland, Metropolitan District Special
               Assessment Bonds, 67th Issue:
       2,500      5.000%, 6/01/25                                                     6/11 at 101.00           AAA        2,511,000
       3,500      5.000%, 6/01/26                                                     6/11 at 101.00           AAA        3,505,565
       1,540   Baltimore, Maryland, General Obligation Consolidated Public           10/14 at 100.00           AA-        1,535,334
                  Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC
                  Insured
         700   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00           AA+          762,846
                  Series 2005A, 5.000%, 12/01/16
               Charles County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2006:
       2,185      5.000%, 3/01/14                                                       No Opt. Call            AA        2,396,027
         820      5.000%, 3/01/16                                                       No Opt. Call            AA          899,515
               Howard County, Maryland, Consolidated Public Improvement Bonds,
               Series 2004B:
       1,625      5.000%, 8/15/17                                                     2/14 at 100.00           AAA        1,722,110
       1,180      5.000%, 8/15/19                                                     2/14 at 100.00           AAA        1,222,987
       1,725   Howard County, Maryland, Metropolitan District Refunding Bonds,        2/12 at 100.00           AAA        1,789,325
                  Series 2002A, 5.250%, 8/15/18
       1,190   Maryland National Capital Park Planning Commission, Prince             1/14 at 100.00           AAA        1,251,237
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17
       3,000   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call           AAA        3,305,430
                  Public Improvement Bonds, Series2005A, 5.000%, 7/01/15
               Montgomery County, Maryland, Consolidated General Obligation
               Public Improvement Refunding Bonds, Series 2001:
       1,750      5.250%, 10/01/13                                                   10/11 at 101.00           AAA        1,866,655
       2,000      5.250%, 10/01/18                                                   10/11 at 101.00           AAA        2,083,740
       2,000   Prince George's County, Maryland, General Obligation Consolidated      9/12 at 101.00           AAA        1,971,740
                  Public Improvement Bonds, Series 2002, 4.100%, 9/15/19
       5,770   Prince George's County, Maryland, General Obligation Consolidated     10/13 at 100.00           AAA        6,023,995
                  Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18
               Washington Suburban Sanitary District, Montgomery and Prince
               George's Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
       2,000      5.000%, 6/01/16                                                     6/15 at 100.00           AAA        2,174,220
       1,235      5.000%, 6/01/23                                                     6/15 at 100.00           AAA        1,251,833
       1,235      5.000%, 6/01/24                                                     6/15 at 100.00           AAA        1,246,597
       1,235      5.000%, 6/01/25                                                     6/15 at 100.00           AAA        1,242,484
------------------------------------------------------------------------------------------------------------------------------------
      40,905   Total Tax Obligation/General                                                                              42,703,584
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 15.9% (10.2% OF TOTAL INVESTMENTS)
         300   Baltimore, Maryland, Special Obligation Bonds, North Locust Point      9/15 at 101.00           N/R          207,297
                  Project, Series 2005, 5.500%, 9/01/34
         340   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00          BBB+          298,683
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured
         900   Hyattsville, Maryland, Special Obligation Bonds, University Town       7/14 at 102.00           N/R          642,258
                  Center Project, Series 2004, 5.750%, 7/01/34
               Maryland Department of Transportation, Certificates of
               Participation, Mass Transit Administration Project, Series 2000:
         875      5.500%, 10/15/19 (Alternative Minimum Tax)                         10/10 at 101.00           AA+          843,386
         925      5.500%, 10/15/20 (Alternative Minimum Tax)                         10/10 at 101.00           AA+          834,128
       4,250   Maryland Department of Transportation, Consolidated                      No Opt. Call           AAA        4,773,813
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,875   Maryland Economic Development Corporation, Lease Revenue Bonds,        6/12 at 100.50           AA+   $    1,944,656
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
       1,700   Maryland Stadium Authority, Lease Revenue Bonds, Montgomery            6/13 at 100.00           AA+        1,685,448
                  County Conference Center Facilities, Series 2003, 5.000%,
                  6/15/24
       1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail            6/12 at 100.00            AA        1,005,420
                  Garage, Series 2002, 5.000%, 6/01/21
         675   Montgomery County, Maryland, Special Obligation Bonds, West            7/12 at 101.00            A3          533,068
                  Germantown Development District, Senior Series 2002A, 5.500%,
                  7/01/27 - RAAI Insured
         635   New Baltimore City Board of School Commissioners, Maryland,           11/10 at 100.00           AA+          662,299
                  School System Revenue Bonds, Series 2000, 5.125%, 11/01/15
               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series 2007N:
       1,000      5.500%, 7/01/29 - AMBAC Insured                                       No Opt. Call            AA          849,160
       2,500      5.250%, 7/01/31 - AMBAC Insured                                       No Opt. Call             A        1,957,400
       1,000      5.250%, 7/01/33 - MBIA Insured                                        No Opt. Call            AA          770,070
       2,100   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,            8/12 at 100.00           AAA        2,028,033
                  8/01/21 - FSA Insured
       1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call            AA        1,408,725
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,575   Total Tax Obligation/Limited                                                                              20,443,844
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.8% (3.1% OF TOTAL INVESTMENTS)
       1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System             No Opt. Call            AA        1,098,573
                  Facilities, Series 1998A, 5.250%,7/01/17 - FGIC Insured
       4,335   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00           AAA        4,201,309
                  Facilities Projects, Series2007, 5.000%, 7/01/30 - FSA Insured
                  (UB)
       2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        12/08 at 100.00          CCC+          835,188
                  American Airlines Inc., Series1996A, 6.250%, 6/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,470   Total Transportation                                                                                       6,135,070
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 24.4% (15.6% OF TOTAL INVESTMENTS) (4)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,            No Opt. Call        AA (4)        1,969,220
                  Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System               No Opt. Call        AA (4)        2,016,540
                  Projects, Series 1994A, 5.000%,7/01/24 - FGIC Insured (ETM)
       1,245   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00        AA (4)        1,382,983
                  2006C, 5.000%, 7/01/31(Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         200      5.750%, 9/01/25 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          211,794
         200      5.800%, 9/01/30 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          211,918
       3,000   Frederick County, Maryland, General Obligation Public Facilities       7/09 at 101.00           AAA        3,104,730
                  Bonds, Series 1999, 5.250%,7/01/18 (Pre-refunded 7/01/09)
         275   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00      BBB+ (4)          297,300
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 (Pre-refunded 7/01/10) - RAAI Insured

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      1,860   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding and        No Opt. Call           AAA  $     2,028,423
                  Improvement Bonds, Shady Grove Adventist Hospital, Series
                  1995, 6.500%, 9/01/12 - FSA Insured (ETM)
         575   Howard County, Maryland, Consolidated Public Improvement               2/12 at 100.00           AAA          626,589
                  Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded
                  2/15/12)
               Maryland Economic Development Corporation, Health and Mental
               Hygiene Providers Revenue Bonds, Series 1996A:
         870      7.625%, 4/01/21 (Pre-refunded 4/01/11)                              4/11 at 102.00       N/R (4)          982,247
         660      7.625%, 4/01/21 (Pre-refunded 4/01/11)                              4/11 at 102.00       N/R (4)          745,153
       2,250   Maryland Economic Development Corporation, Student Housing             6/09 at 102.00      Baa2 (4)        2,347,650
                  Revenue Bonds, Collegiate Housing Foundation - College Park,
                  Series 1999A, 5.750%, 6/01/24 (Pre-refunded 6/01/09)
       3,200   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call         A (4)        3,224,960
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                  AMBAC Insured (ETM)
       3,125   Maryland Health and Higher Educational Facilities Authority,           2/09 at 100.00           Aaa        3,206,406
                  Revenue Bonds, Howard County
               General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)
       2,040   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00        A2 (4)        2,242,286
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)
       1,500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00         A (4)        1,669,125
                  Revenue Bonds, University of Maryland Medical System, Series
                  2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)
         195   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call           AAA          223,534
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)
       1,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        1,019,920
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/20
       1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation         7/16 at 100.00           Aaa        1,155,720
                  Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)
         385   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00           AAA          401,928
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded
                  7/01/10)
       2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00      BBB+ (4)        2,189,780
                  Loan Note, Series 1999A, 6.500%,10/01/24 (Pre-refunded
                  10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      29,580   Total U.S. Guaranteed                                                                                     31,258,206
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.9% (2.5% OF TOTAL INVESTMENTS)
       2,500   Maryland Energy Financing Administration, Revenue Bonds, AES           2/09 at 100.00           N/R        2,101,700
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)
       3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/14 at 100.00            AA        2,963,205
                  2004PP, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,000   Total Utilities                                                                                            5,064,905
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 3.7% (2.4% OF TOTAL INVESTMENTS)
       1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System               No Opt. Call            AA        1,011,968
                  Projects, Series 1994A, 5.000%,7/01/24 - FGIC Insured
       1,655   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00            AA        1,606,939
                  2006C, 5.000%, 7/01/31 - AMBAC Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
$      1,260   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/17 at 100.00            AA   $    1,160,069
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         860   Maryland Water Quality Financing Administration, Revolving Loan          No Opt. Call           AAA          948,038
                  Fund Revenue Bonds, Series2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       4,820   Total Water and Sewer                                                                                      4,727,014
------------------------------------------------------------------------------------------------------------------------------------
$    216,960   Total Investments (cost $219,008,223) - 155.9%                                                           199,985,241
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (1.7)%                                                                        (2,167,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 7.5%                                                                       9,565,782
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (61.7)% (5)                                                     (79,100,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  128,284,023
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 39.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFM | Nuveen Maryland Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.8% (2.3% OF TOTAL INVESTMENTS)
$      2,115   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00          Baa3  $     1,249,859
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00           Ba1          180,761
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         650   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00           N/R          370,864
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,075   Total Consumer Discretionary                                                                               1,801,484
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.3% OF TOTAL INVESTMENTS)
       1,430   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00           BBB        1,036,750
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 12.7% (7.8% OF TOTAL
                  INVESTMENTS)
         645   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00            A+          557,944
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         980   Maryland Economic Development Corporation, Utility Infrastructure      7/11 at 100.00             A          959,459
                  Revenue Bonds, University of Maryland - College Park, Series
                  2001, 5.000%, 7/01/19 - AMBAC Insured
       1,500   Maryland Health and Higher Educational Facilities Authority,           7/09 at 101.00          BBB-        1,097,100
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31
         500   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A-          417,760
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         565   Maryland Health and Higher Educational Facilities Authority,
                  Revenue Bonds, Maryland Institute College of Art, Series 2007,      6/17 at 100.00          Baa1          381,974
                  5.000%, 6/01/36
         475   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00           N/R          334,780
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         615   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00            A1          614,447
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/20
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System,
               Series 1999:
         215      5.375%, 2/01/19                                                     2/09 at 101.00          BBB-          182,109
         410      5.375%, 2/01/29                                                     2/09 at 101.00          BBB-          296,139
         600   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00           AA+          610,278
                  Bonds, Series 2006A, 5.000%, 10/01/22
         900   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00          BBB+          612,891
                  McDaniel College, Series 2006, 4.500%, 11/01/36
------------------------------------------------------------------------------------------------------------------------------------
       7,405   Total Education and Civic Organizations                                                                    6,064,881
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 35.5% (21.9% OF TOTAL INVESTMENTS)
$      1,325   Maryland Health and Higher Education Facilities Authority,             7/16 at 100.00             A   $    1,025,550
                  Revenue Bonds, University of Maryland Medical System, Series
                  2006, 5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,           1/09 at 101.00           AAA          911,710
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/28 - FSA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,           1/09 at 102.00            A2          816,910
                  Revenue Bonds, Calvert Memorial Hospital, Series 1998, 5.000%,
                  7/01/28
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1          889,020
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26
         400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          Baa1          265,008
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
         750   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A3          480,615
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         710   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00          Baa3          519,046
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1          365,555
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00            A+          500,598
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,250   Maryland Health and Higher Educational Facilities Authority,           5/11 at 100.00            A+        1,170,638
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21
         585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            AA          458,500
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 12.639%, 7/01/33 (IF)
       2,225   Maryland Health and Higher Educational Facilities Authority,           6/09 at 101.00            A+        2,241,176
                  Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                  7/01/15
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00          Baa3          748,660
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33
         485   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00           AAA          460,013
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
         700   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-          589,890
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,360   Maryland Health and Higher Educational Facilities Authority,           5/16 at 100.00           AAA        1,217,200
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         415      5.000%, 7/01/37                                                     7/17 at 100.00           BBB          274,033
         270      5.500%, 7/01/42                                                     7/17 at 100.00           BBB          193,120
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00           BBB          772,750
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00             A          545,734
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/15 at 100.00            A3          768,920
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/35
         980   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00          BBB-          697,760
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38
         570   Maryland Health and Higher Educational Facilities Authority,           1/09 at 101.00            A3          506,069
                  Revenue Refunding Bonds, Union Hospital of Cecil County,
                  Series 1998, 5.100%, 7/01/22
         700   Prince George's County, Maryland, Revenue Bonds, Dimensions            1/09 at 100.00            B3          474,663
                  Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      20,575   Total Health Care                                                                                         16,893,138
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 18.0% (11.1% OF TOTAL INVESTMENTS)
$      2,000   Maryland Community Development Administration, Housing Revenue         1/09 at 101.00           Aa2   $    1,651,100
                  Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)
       1,000   Maryland Community Development Administration, Multifamily            12/11 at 100.00           Aaa          831,330
                  Housing Revenue Bonds, Princess Anne Apartments, Series 2001D,
                  5.450%, 12/15/33 (Alternative Minimum Tax)
               Maryland Economic Development Corporation, Senior Lien Student
               Housing Revenue Bonds, University of Maryland - Baltimore,
               Series 2003A:
         215      4.250%, 10/01/10                                                      No Opt. Call            B2          201,079
          50      5.000%, 10/01/15                                                   10/13 at 100.00            B2           40,829
         210      5.625%, 10/01/23                                                   10/13 at 100.00            B2          146,561
       1,800   Maryland Economic Development Corporation, Student Housing             7/11 at 101.00           N/R        1,214,874
                  Revenue Bonds, Sheppard Pratt University Village, Series 2001,
                  6.000%, 7/01/33 - ACA Insured
         475   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00          Baa2          361,931
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
         750   Montgomery County Housing Opportunities Commission, Maryland,          1/09 at 101.00           Aaa          622,133
                  FNMA/FHA-Insured Multifamily Housing Development Bonds, Series
                  1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,          7/10 at 100.00           Aaa        1,856,500
                  Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                  7/01/30 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,          7/11 at 100.00           Aaa        1,635,140
                  Multifamily Housing Development Bonds, Series 2001A, 5.600%,
                  7/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,500   Total Housing/Multifamily                                                                                  8,561,477
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 10.2% (6.3% OF TOTAL INVESTMENTS)
         250   Maryland Community Development Administration Department of            3/17 at 100.00           Aa2          204,505
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)
         985   Maryland Community Development Administration Department of            9/18 at 100.00           Aa2          887,524
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
         300   Maryland Community Development Administration, Department of           9/15 at 100.00           Aa2          241,710
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)
       1,200   Maryland Community Development Administration, Department of           3/16 at 100.00           Aa2          963,780
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)
         815   Maryland Community Development Administration, Department of           9/16 at 100.00           Aa2          618,479
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)
         500   Maryland Community Development Administration, Department of           3/17 at 100.00           Aa2          360,625
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)
         470   Maryland Community Development Administration, Residential             9/10 at 100.00           Aa2          391,364
                  Revenue Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative
                  Minimum Tax)
         970   Maryland Community Development Administration, Residential             9/14 at 100.00           Aa2          729,023
                  Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative
                  Minimum Tax)
         600   Maryland Community Development Administration, Residential             9/15 at 100.00           Aa2          478,038
                  Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,090   Total Housing/Single Family                                                                                4,875,048
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.6% (1.6% OF TOTAL INVESTMENTS)
         410   Maryland Economic Development Corporation, Solid Waste Disposal        4/12 at 101.00           BBB          321,178
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource       1/09 at 101.00           BBB          935,590
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,410   Total Industrials                                                                                          1,256,768
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.2% (2.0% OF TOTAL INVESTMENTS)
$        850   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00          BBB+   $      569,483
                  Series 2007A, 5.000%, 1/01/37
         300   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00           N/R          212,424
                  Revenue Bonds, Edenwald, Series2006A, 5.400%, 1/01/31
         720   Maryland Health and Higher Educational Facilities Authority,           1/17 at 100.00           N/R          477,389
                  Revenue Bonds, King Farm Presbyterian Community, Series 2007A,
                  5.250%, 1/01/27
         440   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00            A-          278,687
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,310   Total Long-Term Care                                                                                       1,537,983
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 22.0% (13.5% OF TOTAL INVESTMENTS)
         565   Anne Arundel County, Maryland, General Obligation Bonds, Series        3/16 at 100.00           AAA          579,266
                  2006, 5.000%, 3/01/21
       3,500   Baltimore County, Maryland, Metropolitan District Special              6/11 at 101.00           AAA        3,495,797
                  Assessment Bonds, 67th Issue, 5.000%, 6/01/27
         300   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00           AA+          326,934
                  Series 2005A, 5.000%, 12/01/16
         600   Frederick, Maryland, General Obligation Bonds, Series 2005,            8/15 at 100.00            AA          650,976
                  5.000%, 8/01/16 - MBIA Insured
       1,360   Howard County, Maryland, Consolidated Public Improvement Bonds,        2/09 at 101.00           AAA        1,363,006
                  Series 2001A, 4.750%, 2/15/21
       1,000   Maryland National Capital Park Planning Commission, Prince             1/14 at 100.00           AAA        1,051,460
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17
       1,360   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call           AAA        1,493,919
                  Public Improvement Bonds, Series2006, 5.000%, 5/01/16
         740   Ocean City, Maryland, General Obligation Bonds, Series 2001,           3/11 at 101.00            AA          742,346
                  4.875%, 3/01/19 - FGIC Insured
         700   Washington Suburban Sanitary District, Montgomery and Prince           6/15 at 100.00           AAA          760,977
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      10,125   Total Tax Obligation/General                                                                              10,464,681
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 17.8% (11.0% OF TOTAL INVESTMENTS)
         465   Anne Arundel County, Maryland, Tax Increment Financing Revenue           No Opt. Call           N/R          449,785
                  Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12
         350   Hyattsville, Maryland, Special Obligation Bonds, University Town       7/14 at 102.00           N/R          249,767
                  Center Project, Series 2004, 5.750%, 7/01/34
       1,500   Maryland Department of Transportation, Consolidated                      No Opt. Call           AAA        1,684,875
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
       1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,        6/12 at 100.50           AA+        1,457,196
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
         370   Maryland Economic Development Corporation, Lease Revenue Bonds,        9/12 at 100.00           AA+          397,251
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13
         740   Prince George's County, Maryland, Lease Revenue Bonds, Upper           6/13 at 100.00           AA+          791,519
                  Marlboro Justice Center, Series2003A, 5.000%, 6/30/14 - MBIA
                  Insured
         895   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00           N/R          470,698
                  National Harbor Project, Series2005, 5.200%, 7/01/34
         450   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00           N/R          236,817
                  Victoria Falls Project, Series2005, 5.250%, 7/01/35
       1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call             A          782,960
                  Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$        700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call            AA   $      657,405
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
       1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00          BBB+        1,303,842
                  Loan Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
       9,165   Total Tax Obligation/Limited                                                                               8,482,115
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.7% (2.9% OF TOTAL INVESTMENTS)
         650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00             A          520,813
                  Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                  Series 2001, 5.000%, 7/01/27 - AMBAC Insured
       1,785   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00           AAA        1,729,951
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       2,435   Total Transportation                                                                                       2,250,764
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 25.4% (15.6% OF TOTAL INVESTMENTS) (4)
       1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,            No Opt. Call        AA (4)          999,379
                  Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
         215   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00        AA (4)          238,828
                  2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         465      5.700%, 9/01/20 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          492,133
         500      5.750%, 9/01/25 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          529,485
         500   Maryland Health and Higher Educational Facilities Authority,           4/11 at 101.00       N/R (4)          553,160
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
         585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00        A2 (4)          643,009
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)
         625   Maryland Health and Higher Educational Facilities Authority,           6/11 at 100.00      Baa1 (4)          672,606
                  Revenue Bonds, Maryland Institute College of Art, Series 2001,
                  5.500%, 6/01/32 (Pre-refunded 6/01/11)
       2,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A (4)        2,144,180
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)
         710   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call           AAA          813,894
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)
               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
       2,300      5.500%, 10/01/32                                                   10/10 at 101.00           AAA        2,299,816
       1,700      5.500%, 10/01/40                                                   10/10 at 101.00           AAA        1,689,749
         960   Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded      7/10 at 100.00           AAA        1,002,211
                  7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      11,575   Total U.S. Guaranteed                                                                                     12,078,450
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 1.9% (1.2% OF TOTAL INVESTMENTS)
       1,000   Maryland Energy Financing Administration, Revenue Bonds, AES           2/09 at 100.00           N/R          840,680
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.4% (1.5% OF TOTAL INVESTMENTS)
$        285   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00            AA   $      276,724
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
         540   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/17 at 100.00            AA          497,173
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         355   Maryland Water Quality Financing Administration, Revolving Loan          No Opt. Call           AAA          391,341
                  Fund Revenue Bonds, Series2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       1,180   Total Water and Sewer                                                                                      1,165,238
------------------------------------------------------------------------------------------------------------------------------------
$     88,275   Total Investments (cost $88,365,372) - 162.4%                                                             77,309,457
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (1.9)%                                                                          (893,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 6.7%                                                                       3,184,315
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (67.2)% (5)                                                     (32,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   47,600,772
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 41.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZR | Nuveen Maryland Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.9% (2.4% OF TOTAL INVESTMENTS)
$      2,320   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00          Baa3   $    1,371,004
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00           Ba1          180,761
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         650   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00           N/R          370,864
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,280   Total Consumer Discretionary                                                                               1,922,629
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)
         720   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00           BBB          522,000
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
         800   Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco      5/11 at 100.00          Baa3          587,760
                  Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
------------------------------------------------------------------------------------------------------------------------------------
       1,520   Total Consumer Staples                                                                                     1,109,760
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (9.8% OF TOTAL
                  INVESTMENTS)
       1,100   Anne Arundel County, Maryland, Economic Development Revenue            9/12 at 102.00            A3        1,021,801
                  Bonds, Community College Project, Series 2002, 5.125%, 9/01/22
         500   Frederick County, Maryland, Educational Facilities Revenue Bonds,      9/16 at 100.00          BBB-          332,125
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
         645   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00            A+          557,944
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         250   Maryland Health and Higher Educational Facilities Authority,           7/09 at 101.00          BBB-          182,850
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31
         415   Maryland Health and Higher Educational Facilities Authority,           1/11 at 101.00           AAA          390,967
                  Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                  FSA Insured
         500   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A-          417,760
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         750   Maryland Health and Higher Educational Facilities Authority,           6/16 at 100.00          Baa1          532,388
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30
         565   Maryland Health and Higher Educational Facilities Authority,           6/17 at 100.00          Baa1          381,974
                  Revenue Bonds, Maryland Institute College of Art, Series 2007,
                  5.000%, 6/01/36
         500   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00           N/R          352,400
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         590   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00            A1          603,635
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18
         500   Morgan State University, Maryland, Student Tuition and Fee             7/12 at 100.00            AA          491,680
                  Revenue Bonds, Academic Fees and Auxiliary Facilities, Series
                  2001, 4.900%, 7/01/21 - FGIC Insured
         500   Morgan State University, Maryland, Student Tuition and Fee             7/13 at 100.00            AA          500,790
                  Revenue Bonds, Academic Fees and Auxiliary Facilities, Series
                  2003A, 5.000%, 7/01/20 - FGIC Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$      1,140   University of Maryland, Auxiliary Facility and Tuition Revenue         4/11 at 100.00           AA+   $    1,145,803
                  Bonds, Series 2001B, 4.500%, 4/01/19
         650   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00           AA+          661,135
                  Bonds, Series 2006A, 5.000%, 10/01/22
         200   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00          BBB+          160,942
                  McDaniel College, Series 2006, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
       8,805   Total Education and Civic Organizations                                                                    7,734,194
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 28.2% (17.4% OF TOTAL INVESTMENTS)
       1,000   Maryland Health and Higher Educational Facilities Authority,           1/09 at 101.00           AAA          873,140
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - FSA Insured
         775   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A2          656,107
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                  5.500%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1          889,020
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26
         750   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A3          480,615
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         715   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00          Baa3          522,701
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1          365,555
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00            A+          500,598
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
         585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            AA          458,500
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 12.639%, 7/01/33 (IF)
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00          Baa3          748,660
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33
         480   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00           AAA          455,270
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
         700   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-          589,890
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,360   Maryland Health and Higher Educational Facilities Authority,           5/16 at 100.00           AAA        1,217,200
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         415      5.000%, 7/01/37                                                     7/17 at 100.00           BBB          274,033
         280      5.500%, 7/01/42                                                     7/17 at 100.00           BBB          200,273
       1,500   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00           BBB        1,159,125
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00             A          545,734
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36
       1,500   Maryland Health and Higher Educational Facilities Authority,           7/15 at 100.00            A3        1,129,185
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/40
         980   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00          BBB-          697,760
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,610   Montgomery County, Maryland, Economic Development Revenue Bonds,      12/11 at 100.00            AA   $    1,492,889
                  Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22
         700   Prince George's County, Maryland, Revenue Bonds, Dimensions            1/09 at 100.00            B3          474,663
                  Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      17,200   Total Health Care                                                                                         13,730,918
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 9.5% (5.9% OF TOTAL INVESTMENTS)
          10   Maryland Community Development Administration, Insured                 5/11 at 100.00           Aa2            9,168
                  Multifamily Housing Mortgage Loan Revenue Bonds, Series
                  2001A, 5.100%, 5/15/28
       3,145   Maryland Community Development Administration, Multifamily            12/11 at 100.00           Aaa        2,614,532
                  Development Revenue Bonds, Waters Towers Senior Apartments,
                  Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)
       1,110   Maryland Community Development Administration, Multifamily            12/11 at 100.00           Aaa          922,776
                  Housing Revenue Bonds, Princess Anne Apartments, Series
                  2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)
       1,000   Maryland Economic Development Corporation, Senior Lien Student        10/13 at 100.00            B2          697,910
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23
         520   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00          Baa2          396,219
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,785   Total Housing/Multifamily                                                                                  4,640,605
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 10.4% (6.4% OF TOTAL INVESTMENTS)
         250   Maryland Community Development Administration Department of            3/17 at 100.00           Aa2          204,505
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)
       1,030   Maryland Community Development Administration Department of            9/18 at 100.00           Aa2          928,071
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
         300   Maryland Community Development Administration, Department of           9/15 at 100.00           Aa2          241,710
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)
       1,000   Maryland Community Development Administration, Department of           3/16 at 100.00           Aa2          803,150
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)
         815   Maryland Community Development Administration, Department of           9/16 at 100.00           Aa2          618,479
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)
         500   Maryland Community Development Administration, Department of           3/17 at 100.00           Aa2          360,625
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)
         845   Maryland Community Development Administration, Residential             9/10 at 100.00           Aa2          693,813
                  Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                  Minimum Tax)
         970   Maryland Community Development Administration, Residential             9/14 at 100.00           Aa2          729,023
                  Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative
                  Minimum Tax)
         600   Maryland Community Development Administration, Residential             9/15 at 100.00           Aa2          478,038
                  Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,310   Total Housing/Single Family                                                                                5,057,414
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.9% (1.8% OF TOTAL INVESTMENTS)
         410   Maryland Economic Development Corporation, Solid Waste Disposal        4/12 at 101.00           BBB          321,178
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,150   Northeast Maryland Waste Disposal Authority, Baltimore, Resource       1/09 at 101.00           BBB        1,075,929
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,560   Total Industrials                                                                                          1,397,107
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.3% (2.0% OF TOTAL INVESTMENTS)
$        860   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00          BBB+   $      576,183
                  Series 2007A, 5.000%, 1/01/37
         300   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00           N/R          212,424
                  Revenue Bonds, Edenwald, Series2006A, 5.400%, 1/01/31
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
         500      5.000%, 1/01/17                                                       No Opt. Call           N/R          393,945
         220      5.250%, 1/01/27                                                     1/17 at 100.00           N/R          145,869
         435   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00            A-          275,520
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,315   Total Long-Term Care                                                                                       1,603,941
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 26.6% (16.5% OF TOTAL INVESTMENTS)
         750   Anne Arundel County, Maryland, General Obligation Bonds,               8/09 at 101.00           AAA          754,823
                  Consolidated Water and Sewerage, Series 1999, 4.500%, 8/01/19
         300   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00           AA+          326,934
                  Series 2005A, 5.000%, 12/01/16
               Cecil County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2001B:
         975      4.600%, 8/01/18                                                     8/11 at 101.00           AA-          997,250
       1,020      4.600%, 8/01/19                                                     8/11 at 101.00           AA-        1,034,025
         600   Frederick, Maryland, General Obligation Bonds, Series 2005,            8/15 at 100.00            AA          650,976
                  5.000%, 8/01/16 - MBIA Insured
         510   Frederick, Maryland, General Obligation Refunding and                 12/11 at 101.00            AA          518,170
                  Improvement Bonds, Series 2001, 4.750%, 12/01/19
       1,000   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call           AAA        1,101,810
                  Public Improvement Bonds, Series2005A, 5.000%, 7/01/15
       4,730   Montgomery County, Maryland, Consolidated General Obligation          10/11 at 101.00           AAA        4,928,044
                  Public Improvement Refunding Bonds, Series 2001, 5.250%,
                  10/01/18
         770   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA          718,533
                  Series 2001, 5.000%, 7/01/24 - FSA Insured
         800   Washington Suburban Sanitary District, Montgomery and Prince           6/15 at 100.00           AAA          869,688
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
       1,000   Washington Suburban Sanitary District, Montgomery and Prince           6/15 at 100.00           AAA        1,087,110
                  George's Counties, Maryland, Water Supply Bonds, Series 2005,
                  5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      12,455   Total Tax Obligation/General                                                                              12,987,363
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 19.5% (12.1% OF TOTAL INVESTMENTS)
         465   Anne Arundel County, Maryland, Tax Increment Financing Revenue           No Opt. Call           N/R          449,785
                  Bonds, Parole Town Center Project, Series 2002, 5.000%,
                  7/01/12
         530   Baltimore Board of School Commissioners, Maryland, Revenue             5/13 at 100.00           AA+          562,023
                  Bonds, City Public School System, Series 2003A, 5.000%,
                  5/01/15
               Baltimore County, Maryland, Certificates of Participation,
               Health and Social Services Building Project, Series 2001:
       1,580      5.000%, 8/01/20                                                     8/11 at 101.00           AA+        1,597,269
       1,660      5.000%, 8/01/21                                                     8/11 at 101.00           AA+        1,667,087
         110   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00          BBB+           96,633
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured
         350   Hyattsville, Maryland, Special Obligation Bonds, University Town       7/14 at 102.00           N/R          249,767
                  Center Project, Series 2004, 5.750%, 7/01/34

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,000   Maryland Department of Transportation, Consolidated                      No Opt. Call           AAA   $    1,123,250
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
       1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,        6/12 at 100.50           AA+        1,457,196
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
       1,000   Montgomery County, Maryland, Special Obligation Bonds, West            7/12 at 101.00            A3          789,730
                  Germantown Development District, Senior Series 2002A, 5.500%,
                  7/01/27 - RAAI Insured
         895   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00           N/R          470,698
                  National Harbor Project, Series2005, 5.200%, 7/01/34
         475   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00           N/R          249,974
                  Victoria Falls Project, Series2005, 5.250%, 7/01/35
       1,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call             A          782,960
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,470   Total Tax Obligation/Limited                                                                               9,496,372
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 6.1% (3.8% OF TOTAL INVESTMENTS)
               Maryland Health and Higher Educational Facilities Authority,
               Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
               Series 2001:
         650      5.000%, 7/01/27 - AMBAC Insured                                     7/11 at 100.00             A          520,813
       1,000      5.000%, 7/01/34 - AMBAC Insured                                     7/11 at 100.00             A          744,840
       1,780   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00           AAA        1,725,105
                  Facilities Projects, Series2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       3,430   Total Transportation                                                                                       2,990,758
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 27.4% (16.9% OF TOTAL INVESTMENTS) (4)
       1,000   Baltimore County, Maryland, Consolidated General Obligation            8/12 at 100.00           AAA        1,032,700
                  Public Improvement Bonds, Series2002, 5.000%, 8/01/18
                  (Pre-refunded 8/01/12)
         215   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00        AA (4)          238,828
               2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue
               Bonds, Mount St. Mary's College, Series 2001A:
         100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          105,897
         100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          105,959
          90   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00      BBB+ (4)           97,298
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 (Pre-refunded 7/01/10) - RAAI Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Collington Episcopal Life Care Community Inc.,
               Series 2001A:
          31      6.750%, 4/01/20 (Pre-refunded 4/01/09)                              4/09 at 100.00       N/R (4)           31,421
          25      6.750%, 4/01/23 (Pre-refunded 4/01/11)                              4/11 at 101.00       N/R (4)           27,658
       1,260   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call         A (4)        1,358,784
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)
         525   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00        A2 (4)          577,059
                  Revenue Bonds, LifeBridge Health System, Series 2004A,
                  5.125%, 7/01/34 (Pre-refunded 7/01/14)
       1,250   Maryland Health and Higher Educational Facilities Authority,           6/11 at 100.00      Baa1 (4)        1,345,213
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)
       2,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A (4)        2,144,179
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      1,000   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call           AAA   $    1,146,330
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)
       1,000   Prince George's County, Maryland, General Obligation                  12/11 at 101.00           AAA        1,098,840
                  Consolidated Public Improvement Bonds, Series 2001, 5.250%,
                  12/01/20 (Pre-refunded 12/01/11) - FGIC Insured
       3,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        2,981,909
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
       1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00           AAA        1,057,880
                  Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                  (Pre-refunded 7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      12,596   Total U.S. Guaranteed                                                                                     13,349,955
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.3% (2.0% OF TOTAL INVESTMENTS)
       1,000   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,            10/09 at 101.00            AA          764,050
                  10/01/34 - MBIA Insured
       1,000   Maryland Energy Financing Administration, Revenue Bonds, AES           2/09 at 100.00           N/R          840,680
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Utilities                                                                                            1,604,730
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.4% (1.5% OF TOTAL INVESTMENTS)
         285   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00            AA          276,724
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
         540   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/17 at 100.00            AA          497,173
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         355   Maryland Water Quality Financing Administration, Revolving Loan          No Opt. Call           AAA          391,341
                  Fund Revenue Bonds, Series2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       1,180   Total Water and Sewer                                                                                      1,165,238
------------------------------------------------------------------------------------------------------------------------------------
$     88,906   Total Investments (cost $88,954,826) - 161.7%                                                             78,790,984
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (1.8)%                                                                          (890,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 5.8%                                                                       2,838,368
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (65.7)% (5)                                                     (32,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   48,739,352
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 40.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NWI | Nuveen Maryland Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.2% (2.0% OF TOTAL INVESTMENTS)
$      2,385   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00          Baa3   $    1,409,416
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         380   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00           Ba1          221,578
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         700   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00           N/R          399,392
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,465   Total Consumer Discretionary                                                                               2,030,386
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.9% (1.8% OF TOTAL INVESTMENTS)
       2,500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00           BBB        1,812,500
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 12.6% (7.9% OF TOTAL
                  INVESTMENTS)
         225   Anne Arundel County, Maryland, Economic Development Revenue            9/12 at 102.00            A3          209,005
                  Bonds, Community College Project, Series 2002, 5.125%, 9/01/22
         625   Frederick County, Maryland, Educational Facilities Revenue             9/16 at 100.00          BBB-          415,156
                  Bonds, Mount Saint Mary's College, Series 2006, 5.625%,
                  9/01/38
         690   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00            A+          596,871
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         625   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A-          522,200
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00            AA          929,330
                  Revenue Bonds, Johns Hopkins University, Series 2002A,
                  5.000%, 7/01/32
         925   Maryland Health and Higher Educational Facilities Authority,           6/16 at 100.00          Baa1          656,611
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2006, 5.000%, 6/01/30
         625   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00           N/R          440,500
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         710   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00            A1          726,408
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18
       1,000   Morgan State University, Maryland, Student Tuition and Fee             7/13 at 100.00            AA          901,370
                  Revenue Bonds, Academic Fees and Auxiliary Facilities, Series
                  2003A, 5.000%, 7/01/32 - FGIC Insured
         985   University of Maryland, Auxiliary Facility and Tuition Revenue         4/11 at 100.00           AA+          982,922
                  Bonds, Series 2001B, 4.625%, 4/01/21
         800   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00           AA+          813,704
                  Bonds, Series 2006A, 5.000%, 10/01/22
         890   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00          BBB+          716,192
                  McDaniel College, Series 2006, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
       9,100   Total Education and Civic Organizations                                                                    7,910,269
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 27.4% (17.2% OF TOTAL INVESTMENTS)
$        700   Maryland Health and Higher Education Facilities Authority,             7/16 at 100.00             A   $      558,978
                  Revenue Bonds, University of Maryland Medical System, Series
                  2006, 5.000%, 7/01/31
       1,000   Maryland Health and Higher Educational Facilities Authority,           1/09 at 101.00           AAA          873,140
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - FSA Insured
         775   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A2          656,107
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                  5.500%, 7/01/36
       1,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1        1,025,088
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32
       1,750   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          Baa1        1,159,410
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
         870   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            A3          557,513
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         885   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00          Baa3          646,979
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         700   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00          Baa1          511,777
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         800   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00            A+          616,120
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,           5/11 at 100.00            A+          936,510
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21
         735   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00            AA          576,064
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 12.639%, 7/01/33 (IF)
       1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00          Baa3          748,660
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33
         595   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00           AAA          564,346
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
         900   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00            A-          758,430
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,690   Maryland Health and Higher Educational Facilities Authority,           5/16 at 100.00           AAA        1,512,550
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         525      5.000%, 7/01/37                                                     7/17 at 100.00           BBB          346,668
         340      5.500%, 7/01/42                                                     7/17 at 100.00           BBB          243,188
         650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00           BBB          502,288
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         850   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00             A          662,677
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36
       1,845   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00            A3        1,594,800
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32
       1,220   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00          BBB-          868,640
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38
         775   Maryland Health and Higher Educational Facilities Authority,           1/13 at 101.00          Baa2          637,166
                  Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                  5.750%, 1/01/25
         900   Prince George's County, Maryland, Revenue Bonds, Dimensions            1/09 at 100.00            B3          610,281
                  Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      21,755   Total Health Care                                                                                         17,167,380
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 15.9% (10.0% OF TOTAL INVESTMENTS)
$        980   Maryland Community Development Administration, Housing Revenue         7/12 at 100.00           Aa2   $      743,585
                  Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative Minimum Tax)
       1,250   Maryland Economic Development Corporation, Senior Lien Student        10/13 at 100.00            B2          872,388
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23
               Maryland Economic Development Corporation, Student Housing
               Revenue Bonds, Sheppard Pratt University Village, Series 2001:
          20      5.875%, 7/01/21 - ACA Insured                                       7/11 at 101.00           N/R           15,503
         150      6.000%, 7/01/33 - ACA Insured                                       7/11 at 101.00           N/R          101,240
         475   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00          Baa2          361,931
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
               Montgomery County Housing Opportunities Commission, Maryland,
               Multifamily Housing Development Bonds, Series 2002B:
         515      5.100%, 7/01/33 (Alternative Minimum Tax)                           7/12 at 100.00           Aaa          407,483
       3,000      5.200%, 7/01/44 (Alternative Minimum Tax)                           7/12 at 100.00           Aaa        2,282,520
       4,860   Prince George's County Housing Authority, Maryland, GNMA              11/12 at 100.00           AAA        5,189,800
                  Collateralized Mortgage Revenue Bonds, Fairview and Hillside
                  Projects, Series 2002A, 4.700%, 11/20/22
------------------------------------------------------------------------------------------------------------------------------------
      11,250   Total Housing/Multifamily                                                                                  9,974,450
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 7.7% (4.8% OF TOTAL INVESTMENTS)
         350   Maryland Community Development Administration Department of            3/17 at 100.00           Aa2          286,307
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)
       1,280   Maryland Community Development Administration Department of            9/18 at 100.00           Aa2        1,153,331
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
         595   Maryland Community Development Administration, Department of           9/15 at 100.00           Aa2          479,392
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)
       1,200   Maryland Community Development Administration, Department of           3/16 at 100.00           Aa2          963,780
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)
         815   Maryland Community Development Administration, Department of           9/16 at 100.00           Aa2          618,479
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)
         620   Maryland Community Development Administration, Department of           3/17 at 100.00           Aa2          447,175
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)
       1,160   Maryland Community Development Administration, Residential             9/14 at 100.00           Aa2          871,821
                  Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,020   Total Housing/Single Family                                                                                4,820,285
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)
         510   Maryland Economic Development Corporation, Solid Waste Disposal        4/12 at 101.00           BBB          399,514
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource       1/09 at 101.00           BBB          935,590
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,510   Total Industrials                                                                                          1,335,104
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.0% (1.9% OF TOTAL INVESTMENTS)
       1,050   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00          BBB+          703,479
                  Series 2007A, 5.000%, 1/01/37
         400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00           N/R          283,232
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
$        280      5.000%, 1/01/17                                                       No Opt. Call           N/R   $      220,609
         520      5.250%, 1/01/27                                                     1/17 at 100.00           N/R          344,781
         540   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00            A-          342,025
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,790   Total Long-Term Care                                                                                       1,894,126
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 20.0% (12.6% OF TOTAL INVESTMENTS)
       1,000   Annapolis, Maryland, General Obligation Public Improvement             4/12 at 101.00            AA        1,027,450
                  Refunding Bonds, Series 2002, 4.375%, 4/01/17
         380   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00           AA+          414,116
                  Series 2005A, 5.000%, 12/01/16
       1,260   Charles County, Maryland, Consolidated General Obligation Public       1/12 at 101.00            AA        1,305,977
                  Improvement Bonds, Series 2002, 4.400%, 1/15/16
         710   Frederick, Maryland, General Obligation Bonds, Series 2005,            8/15 at 100.00            AA          770,322
                  5.000%, 8/01/16 - MBIA Insured
       1,000   Maryland National Capital Park Planning Commission, Prince             1/14 at 100.00           AAA        1,051,460
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17                     No Opt. Call           AAA        2,038,349
       1,850   Montgomery County, Maryland, Consolidated General Obligation
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
       1,440   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call           AAA        1,581,797
                  Public Improvement Bonds, Series 2006, 5.000%, 5/01/16
       1,000   Prince George's County, Maryland, General Obligation                     No Opt. Call           AAA        1,075,630
                  Consolidated Public Improvement Bonds, Series 2004C,
                  5.000%, 12/01/11
       1,000   St. Mary's County, Maryland, General Obligation Hospital Bonds,          No Opt. Call            AA        1,085,460
                  Series 2002, 5.000%, 10/01/12
       1,000   Washington Suburban Sanitary District, Montgomery and Prince           6/15 at 100.00           AAA        1,087,110
                  George's Counties, Maryland, Sewerage Disposal Bonds,
                  Series 2005, 5.000%, 6/01/16
       1,000   Washington Suburban Sanitary District, Montgomery and Prince           6/15 at 100.00           AAA        1,087,110
                  George's Counties, Maryland, Water Supply Bonds, Series 2005,
                  5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      11,640   Total Tax Obligation/General                                                                              12,524,781
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 34.6% (21.7% OF TOTAL INVESTMENTS)
       1,000   Baltimore Board of School Commissioners, Maryland, Revenue             5/13 at 100.00           AA+        1,060,420
                  Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15
         135   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00          BBB+          127,819
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 - RAAI Insured
         450   Hyattsville, Maryland, Special Obligation Bonds, University Town       7/14 at 102.00           N/R          321,129
                  Center Project, Series 2004, 5.750%, 7/01/34
       5,000   Maryland Department of Transportation, Consolidated                      No Opt. Call           AAA        5,616,246
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
       2,200   Maryland Economic Development Corporation, Lease Revenue Bonds,        6/12 at 100.50           AA+        2,134,242
                  Department of Transportation
               Headquarters Building, Series 2002, 4.750%, 6/01/22
         450   Maryland Economic Development Corporation, Lease Revenue Bonds,        9/12 at 100.00           AA+          483,143
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13
       2,935   Maryland Economic Development Corporation, Lease Revenue Bonds,        9/12 at 100.00           AA+        3,108,605
                  Montgomery County Wayne Avenue Parking Project, Series 2002A,
                  5.250%, 9/15/16

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               Maryland Stadium Authority, Lease Revenue Bonds, Montgomery
               County Conference Center Facilities, Series 2003:
$      1,465      5.000%, 6/15/21                                                     6/13 at 100.00           AA+   $    1,475,021
       1,620      5.000%, 6/15/23                                                     6/13 at 100.00           AA+        1,614,978
       1,210   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00           N/R          636,363
                  National Harbor Project, Series 2005, 5.200%, 7/01/34
         575   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00           N/R          302,600
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35
       1,200   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call             A          939,552
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Bonds, Series 2002G:
       1,000      5.250%, 7/01/17                                                     7/12 at 100.00          BBB-          943,110
       1,205      5.250%, 7/01/20                                                     7/12 at 100.00          BBB-        1,084,500
       1,275      5.250%, 7/01/21                                                     7/12 at 100.00          BBB-        1,132,761
         700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call            AA          657,405
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,420   Total Tax Obligation/Limited                                                                              21,637,894
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 3.4% (2.1% OF TOTAL INVESTMENTS)
       2,210   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00           AAA        2,141,844
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 18.7% (11.7% OF TOTAL INVESTMENTS) (4)
          10   Anne Arundel County, Maryland, General Obligation Bonds,               5/09 at 101.00           AAA           10,285
                  Consolidated General Improvements, Series 1999, 5.000%, 5/15/19
                  (Pre-refunded 5/15/09)
         255   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00        AA (4)          283,262
                  2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue
               Bonds, Mount St. Mary's College, Series 2001A:
         100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          105,897
         100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                              3/10 at 101.00      BBB- (4)          105,959
         100   Frederick County, Maryland, General Obligation Public Facilities       7/09 at 101.00           AAA          103,491
                  Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded 7/01/09)
         110   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00      BBB+ (4)          118,748
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 (Pre-refunded 7/01/10) - RAAI Insured
         280   Maryland Health and Higher Educational Facilities Authority,           4/11 at 101.00       N/R (4)          309,770
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
         285   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call         A (4)          307,344
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)
         725   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00        A2 (4)          796,891
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)
         855   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call           AAA          980,112
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)
       1,525   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00           AAA        1,624,598
                  Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                  FSA Insured
       3,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        3,478,895
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      1,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call           AAA   $    1,008,530
                  Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                  Insured (ETM)
         235   Puerto Rico Public Finance Corporation, Commonwealth                   2/12 at 100.00           AAA          254,719
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)
       2,000   University of Maryland, Auxiliary Facility and Tuition Revenue         4/12 at 100.00       AA+ (4)        2,175,620
                  Bonds, Series 2002A, 5.125%,4/01/22 (Pre-refunded 4/01/12)
          25   Washington Suburban Sanitary District, Montgomery and Prince           6/11 at 101.00           AAA           27,003
                  George's Counties, Maryland, General Obligation Construction
                  Bonds, Second Series 2001, 5.000%, 6/01/17 (Pre-refunded
                  6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
      11,105   Total U.S. Guaranteed                                                                                     11,691,124
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 1.8% (1.2% OF TOTAL INVESTMENTS)
       1,250   Maryland Energy Financing Administration, Revenue Bonds, AES
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)                                           2/09 at 100.00           N/R        1,050,850
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 6.0% (3.7% OF TOTAL INVESTMENTS)
       2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater               7/12 at 100.00            AA        2,306,935
                  Projects, Series 2002A, 5.125%,7/01/42 - FGIC Insured
         345   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/16 at 100.00            AA          334,981
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
         660   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series          7/17 at 100.00            AA          607,655
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         430   Maryland Water Quality Financing Administration, Revolving Loan          No Opt. Call           AAA          474,019
                  Fund Revenue Bonds, Series2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       4,005   Total Water and Sewer                                                                                      3,723,590
------------------------------------------------------------------------------------------------------------------------------------
$    111,020   Total Investments (cost $112,274,438) - 159.4%                                                            99,714,583
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (1.8)%                                                                        (1,105,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.8%                                                                       2,940,444
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (62.4)% (5)                                                     (39,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   62,550,027
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 39.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPV | Nuveen Virginia Premium Income Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)
$      6,640   Tobacco Settlement Financing Corporation of Virginia, Tobacco
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47       6/17 at 100.00           BBB   $    3,563,488
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.3% OF TOTAL
                  INVESTMENTS)
       1,000   Prince William County Industrial Development Authority,               10/13 at 101.00            A3          884,730
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33
         500   Prince William County Park Authority, Virginia, Park Facilities       10/09 at 101.00            A3          473,075
                  Revenue Refunding and Improvement Bonds, Series 1999,
                  6.000%, 10/15/28
         700   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00          BBB-          568,974
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.375%, 12/01/21
       2,120   Virginia College Building Authority, Educational Facilities            9/11 at 100.00           AA+        2,107,492
                  Revenue Bonds, Public Higher Education Financing Program,
                  Series 2001A, 5.000%, 9/01/26 - MBIA Insured
       1,635   Virginia Commonwealth University, Revenue Bonds, Series 2004A,         5/14 at 101.00           AA-        1,700,367
                  5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,955   Total Education and Civic Organizations                                                                    5,734,638
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 26.9% (16.9% OF TOTAL INVESTMENTS)
       2,000   Albemarle County Industrial Development Authority, Virginia,          10/12 at 100.00            A3        1,587,760
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35
         650   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00            A-          522,542
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27
       4,850   Fairfax County Industrial Development Authority, Virginia,               No Opt. Call           AA+        4,675,349
                  Hospital Revenue Refunding Bonds, Inova Health System,
                  Series 1993A, 5.000%, 8/15/23
       1,000   Fredericksburg Economic Development Authority, Virginia,                 No Opt. Call            A3          907,990
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23
       1,250   Fredericksburg Industrial Development Authority, Virginia,             6/12 at 100.00            A3          969,150
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33
       1,000   Hanover County Industrial Development Authority, Virginia,               No Opt. Call            AA        1,113,160
                  Hospital Revenue Bonds, Memorial Regional Medical Center,
                  Series 1995, 6.375%, 8/15/18 - MBIA Insured
       2,300   Harrisonburg Industrial Development Authority, Virginia,               8/16 at 100.00            AA        1,764,238
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured
       1,440   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00            A-        1,240,978
                  Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                  5.600%, 11/15/30
       1,500   Henrico County Industrial Development Authority, Virginia,               No Opt. Call            AA        1,610,955
                  Healthcare Revenue Bonds, Bon Secours Health System, Series
                  1996, 6.250%, 8/15/20 - MBIA Insured
       1,500   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00            A2        1,195,845
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33
       4,750   Medical College of Virginia Hospital Authority, General Revenue        1/09 at 102.00            AA        4,061,914
                  Bonds, Series 1998, 5.125%,7/01/23 - MBIA Insured
       3,000   Roanoke Industrial Development Authority, Virginia, Hospital           7/12 at 100.00            AA        3,051,570
                  Revenue Bonds, Carilion Health System, Series 2002A, 5.500%,
                  7/01/19 - MBIA Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
$      2,000      5.250%, 6/15/26                                                     6/16 at 100.00            A3   $    1,685,960
       1,010      5.250%, 6/15/31                                                     6/16 at 100.00            A3          807,596
       1,695      5.250%, 6/15/37                                                     6/16 at 100.00            A3        1,346,305
       2,210   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00          BBB+        1,554,846
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
       1,425   Winchester Industrial Development Authority, Virginia, Hospital        1/17 at 100.00           AA-        1,235,048
                  Revenue Bonds, Winchester Medical Center, Series 2007,
                  5.125%, 1/01/31
------------------------------------------------------------------------------------------------------------------------------------
      33,580   Total Health Care                                                                                         29,331,206
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 3.7% (2.3% OF TOTAL INVESTMENTS)
       1,385   Arlington County Industrial Development Authority, Virginia,           5/10 at 100.00           Aaa        1,394,861
                  Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                  Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                  (Alternative Minimum Tax)
               Danville Industrial Development Authority, Virginia, Student
               Housing Revenue Bonds, Collegiate Housing Foundation,
               Averett College, Series 1999A:
         500      6.875%, 6/01/20                                                     6/09 at 102.00           N/R          464,635
       1,500      7.000%, 6/01/30                                                     6/09 at 102.00           N/R        1,287,960
       1,000   Lynchburg Redevelopment and Housing Authority, Virginia, Vistas        4/10 at 102.00           AAA          892,110
                  GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%,
                  1/20/40 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,385   Total Housing/Multifamily                                                                                  4,039,566
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 7.5% (4.7% OF TOTAL INVESTMENTS)
         335   Puerto Rico Housing Finance Authority, Mortgage-Backed                 6/13 at 100.00           AAA          246,788
                  Securities Program Home Mortgage Revenue Bonds, Series
                  2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)
       1,000   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00           AAA          932,960
                  Bonds, Series 2001H-1, 5.350%,7/01/31 - MBIA Insured
       1,500   Virginia Housing Development Authority, Commonwealth Mortgage          1/15 at 100.00           AAA        1,094,745
                  Bonds, Series 2005C-2, 4.750%,10/01/32 (Alternative Minimum
                  Tax)
       2,740   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00           AAA        2,066,015
                  Bonds, Series 2006 D1, 4.900%,1/01/33 (Alternative Minimum
                  Tax)
       1,340   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00           AAA        1,021,134
                  Bonds, Series 2006, 4.800%,7/01/29 (Alternative Minimum Tax)
       3,900   Virginia Housing Development Authority, Commonwealth Mortgage          7/16 at 100.00           AAA        2,850,783
                  Bonds, Series 2007B, 4.750%,7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,815   Total Housing/Single Family                                                                                8,212,425
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)
       2,000   Charles County Industrial Development Authority, Virginia,               No Opt. Call           BBB        1,980,900
                  Solid Waste Disposal Facility Revenue Refunding Bonds, USA Waste
                  of Virginia Inc., Series 1999, 4.875%, 2/01/09
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 4.1% (2.6% OF TOTAL INVESTMENTS)
       2,765   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00           N/R        1,637,765
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         800   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00           BBB          514,760
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.875%, 10/01/36
       1,495   Henrico County Economic Development Authority, Virginia, GNMA          7/09 at 102.00           AAA        1,392,892
                  Mortgage-Backed Securities Program Assisted Living Revenue
                  Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
               Henrico County Economic Development Authority, Virginia,
               Residential Care Facility Revenue Bonds, Westminster
               Canterbury of Richmond, Series 2006:
$        100      5.000%, 10/01/27                                                   10/11 at 103.00          BBB-   $       72,700
       1,345      5.000%, 10/01/35                                                      No Opt. Call          BBB-          898,137
------------------------------------------------------------------------------------------------------------------------------------
       6,505   Total Long-Term Care                                                                                       4,516,254
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         500   Bedford County Industrial Development Authority, Virginia,             2/09 at 101.00            B2          318,475
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)
       1,000   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00            B2          633,870
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax) (4)
------------------------------------------------------------------------------------------------------------------------------------
       1,500   Total Materials                                                                                              952,345
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 22.6% (14.2% OF TOTAL INVESTMENTS)
               Chesapeake, Virginia, General Obligation Bonds, Water and
               Sewerage Series 2003B:
       1,880      5.000%, 6/01/21                                                     6/13 at 100.00           AA+        1,912,449
       2,060      5.000%, 6/01/23                                                     6/13 at 100.00           AA+        2,079,508
       1,355   Harrisonburg, Virginia, General Obligation Bonds, Public Safety        7/12 at 101.00            AA        1,368,821
                  and Steam Plant, Series 2002, 5.000%, 7/15/19 - FGIC Insured
         105   Loudoun County, Virginia, General Obligation Public Improvement        5/12 at 100.00           AAA          106,947
                  Bonds, Series 2002A, 5.250%, 5/01/22
       1,435   Loudoun County, Virginia, General Obligation Public Improvement        6/15 at 100.00           AAA        1,517,096
                  Bonds, Series 2005B, 5.000%, 6/01/18
       1,185   Lynchburg, Virginia, General Obligation Bonds, Series 2004,            6/14 at 100.00            AA        1,202,076
                  5.000%, 6/01/21
       1,350   Newport News, Virginia, General Obligation Bonds, Series 2004C,        5/14 at 101.00            AA        1,458,824
                  5.000%, 5/01/16
       1,280   Portsmouth, Virginia, General Obligation Bonds, Series 2005A,            No Opt. Call            AA        1,400,474
                  5.000%, 4/01/15 - MBIA Insured
       1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,            7/14 at 100.00           AAA        1,492,195
                  5.000%, 7/15/21 - FSA Insured
       1,430   Roanoke, Virginia, General Obligation Public Improvement Bonds,       10/12 at 101.00            AA        1,506,619
                  Series 2002A, 5.000%, 10/01/17
       1,135   Suffolk, Virginia, General Obligation Bonds, Series 2005,                No Opt. Call            AA        1,242,950
                  5.000%, 12/01/15
       2,155   Virginia Beach, Virginia, General Obligation Bonds, Series             5/13 at 100.00           AAA        2,281,585
                  2003B, 5.000%, 5/01/15
       1,100   Virginia Beach, Virginia, General Obligation Bonds, Series             1/16 at 100.00           AAA        1,139,072
                  2005, 5.000%, 1/15/20
       4,500   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,           10/17 at 100.00           AAA        4,451,040
                  10/01/27 (UB)
       1,425   Virginia Beach, Virginia, General Obligation Public Improvement        6/11 at 101.00           AAA        1,452,032
                  Bonds, Series 2001, 5.000%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
      23,875   Total Tax Obligation/General                                                                              24,611,688
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 34.0% (21.4% OF TOTAL INVESTMENTS)
               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
         335      5.250%, 7/15/25 - ACA Insured                                       7/15 at 100.00           N/R          247,950
         260      5.500%, 7/15/35 - ACA Insured                                       7/15 at 100.00           N/R          164,492
       1,340   Culpeper Industrial Development Authority, Virginia, Lease             1/15 at 100.00            AA        1,338,807
                  Revenue Bonds, School Facilities Project, Series 2005,
                  5.000%, 1/01/20 - MBIA Insured
               Cumberland County, Virginia, Certificates of Participation,
               Series 1997:
         890      6.200%, 7/15/12                                                       No Opt. Call           N/R          909,242
       1,375      6.375%, 7/15/17                                                       No Opt. Call           N/R        1,304,133
       1,000   Dinwiddie County Industrial Development Authority, Virginia,           2/14 at 100.00            AA        1,042,560
                  Lease Revenue Bonds, Series2004B, 5.125%, 2/15/16 - MBIA
                  Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,000   Fairfax County Economic Development Authority, Virginia, Lease         5/16 at 100.00           AA+   $    1,044,990
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
               Fairfax County Economic Development Authority, Virginia, Lease
               Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003:
       2,260      5.000%, 6/01/14                                                     6/13 at 101.00           AA+        2,444,145
       1,165      5.000%, 6/01/22                                                     6/13 at 101.00           AA+        1,174,134
       1,660   Front Royal and Warren County Industrial Development Authority,        4/14 at 100.00           AAA        1,716,440
                  Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18
                  - FSA Insured
       1,270   James City County Economic Development Authority, Virginia,            7/15 at 100.00            AA        1,303,934
                  Revenue Bonds, County Government Projects, Series 2005,
                  5.000%, 7/15/19
         445   Montgomery County Industrial Development Authority, Virginia,          2/18 at 100.00           AA-          395,681
                  Public Facility Lease Revnue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
       1,930   Prince William County, Virginia, Certificates of Participation,        6/15 at 100.00           Aa2        1,965,280
                  County Facilities, Series2005, 5.000%, 6/01/18 - AMBAC
                  Insured
       1,185   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00           AAA        1,032,360
                  Revenue Bonds, Series 2002D, 5.000%,7/01/32 - FSA Insured
       2,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call             A        1,565,920
                  Revenue Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured
       5,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call             A          388,750
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured
       5,875   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call             A        1,434,910
                  Revenue Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
         265      5.250%, 7/01/27                                                     7/12 at 100.00          BBB-          216,693
         320      5.250%, 7/01/36                                                     7/12 at 100.00          BBB-          241,936
       1,110   Spotsylvania County Industrial Development Authority, Virginia,        8/13 at 100.00             A          993,295
                  Lease Revenue Bonds, School Facilities, Series 2003B,
                  4.375%, 8/01/20 - AMBAC Insured
       1,600   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00            AA        1,537,152
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured
       2,500   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00           AAA        2,280,200
                  Public Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC
                  Insured (UB)
       1,400   Virginia Beach Development Authority, Public Facilities Revenue        5/15 at 100.00           AA+        1,406,048
                  Bonds, Series 2005A, 5.000%,5/01/22
       2,000   Virginia Public School Authority, School Financing Bonds, 1997         8/10 at 101.00           AA+        2,039,280
                  Resolution, Series 2000B, 5.000%, 8/01/18 - MBIA Insured
       1,625   Virginia Public School Authority, School Financing Bonds, 1997         8/15 at 100.00           AA+        1,701,928
                  Resolution, Series 2005C, 5.000%, 8/01/17
               Virginia Resources Authority, Infrastructure Revenue Bonds,
               Pooled Loan Bond Program, Series 2000B:
          95      5.500%, 5/01/20 - FSA Insured                                       5/10 at 101.00           AAA           98,212
         550      5.500%, 5/01/30 - FSA Insured                                       5/10 at 101.00           AAA          537,796
       1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,            5/11 at 101.00            AA        1,766,170
                  Pooled Loan Bond Program, Series2002A, 5.000%, 5/01/19
       2,815   Virginia Resources Authority, Infrastructure Revenue Bonds,           11/16 at 100.00           AAA        2,657,332
                  Pooled Loan Bond Program, Series2006C, 5.000%, 11/01/36
       2,000   Virginia Transportation Board, Transportation Revenue Bonds,           5/14 at 100.00           AA+        2,169,321
                  U.S. Route 58 Corridor Development Program, Series 2004B,
                  5.000%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
      47,010   Total Tax Obligation/Limited                                                                              37,119,091
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 10.5% (6.6% OF TOTAL INVESTMENTS)
$      2,500   Metropolitan Washington D.C. Airports Authority, System Revenue       10/17 at 100.00            AA   $    1,819,025
                  Bonds, Series 2007B, 5.000%, 10/01/35 - AMBAC Insured
                  (Alternative Minimum Tax)
       4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,            7/11 at 100.00            AA        3,416,080
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured
       1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,         2/15 at 100.00            AA          919,690
                  5.000%, 2/01/23 - MBIA Insured
       2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding             No Opt. Call            AA        2,413,700
                  Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                  FGIC Insured
       1,260   Virginia Port Authority, Revenue Bonds, Port Authority                 7/13 at 100.00            AA          873,571
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
       2,000   Virginia Resources Authority, Airports Revolving Fund Revenue          2/11 at 100.00           Aa2        2,008,820
                  Bonds, Series 2001A, 5.250%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
      13,260   Total Transportation                                                                                      11,450,886
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 20.1% (12.6% OF TOTAL INVESTMENTS) (5)
       3,500   Alexandria Industrial Development Authority, Virginia, Fixed          10/10 at 101.00         A (5)        3,796,904
                  Rate Revenue Bonds, Institute for Defense Analyses, Series
                  2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC
                  Insured
         750   Bristol, Virginia, General Obligation Utility System Revenue             No Opt. Call           AAA          762,105
                  Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)
         925   Fairfax County Water Authority, Virginia, Water Revenue                4/12 at 100.00           AAA        1,013,615
                  Refunding Bonds, Series 2002, 5.375%, 4/01/19 (Pre-refunded
                  4/01/12)
         600   Greater Richmond Convention Center Authority, Virginia, Hotel          6/10 at 101.00           AAA          645,444
                  Tax Revenue Bonds, Convention Center Expansion Project,
                  Series 2000, 6.125%, 6/15/25 (Pre-refunded 6/15/10)
          60   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00        A3 (5)           66,833
                  Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                  5.600%, 11/15/30 (Pre-refunded 11/15/12)
               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
         375      6.000%, 6/01/22 (Pre-refunded 6/01/12)                              6/12 at 101.00       BBB (5)          422,543
         800      6.100%, 6/01/32 (Pre-refunded 6/01/12)                              6/12 at 101.00       BBB (5)          904,096
         815   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00           Aaa          893,525
                  Revenue Bonds, Series 2002D, 5.000%,7/01/32 (Pre-refunded
                  7/01/12) - FSA Insured
       2,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        2,484,925
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
         735      5.250%, 7/01/27 (Pre-refunded 7/01/12)                              7/12 at 100.00      BBB- (5)          795,976
         880      5.250%, 7/01/36 (Pre-refunded 7/01/12)                              7/12 at 100.00      BBB- (5)          953,005
         625   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00           AAA          652,481
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
         460   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00        B2 (5)          500,572
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
       1,575      5.250%, 6/01/19 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        1,649,813
       3,850      5.500%, 6/01/26 (Pre-refunded 6/01/15)                              6/15 at 100.00           AAA        4,149,221
       2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00      BBB+ (5)        2,189,780
                  Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                  10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      20,450   Total U.S. Guaranteed                                                                                     21,880,838
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 7.9% (5.0% OF TOTAL INVESTMENTS)
               Bristol, Virginia, Utility System Revenue Refunding Bonds,
               Series 2003:
$      1,705      5.250%, 7/15/14 - MBIA Insured                                      7/13 at 100.00            AA   $    1,772,330
       1,800      5.250%, 7/15/15 - MBIA Insured                                      7/13 at 100.00            AA        1,881,702
       2,775      5.250%, 7/15/23 - MBIA Insured                                      7/13 at 100.00            AA        2,708,428
       2,500   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00          Baa1        2,256,150
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       8,780   Total Utilities                                                                                            8,618,610
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 10.4% (6.5% OF TOTAL INVESTMENTS)
               Fairfax County Water Authority, Virginia, Water Revenue
               Refunding Bonds, Series 2002:
         105      5.375%, 4/01/19                                                     4/12 at 100.00           AAA          108,680
         800      5.000%, 4/01/27                                                     4/12 at 100.00           AAA          774,744
       1,770   Henrico County, Virginia, Water and Sewer System Revenue               5/09 at 102.00           AA+        1,708,085
                  Refunding Bonds, Series 1999, 5.000%, 5/01/28
       1,000   Loudoun County Sanitation Authority, Virginia, Water and               1/15 at 100.00           AA+        1,002,040
                  Sewerage System Revenue Bonds, Series2004, 5.000%, 1/01/26
               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
       1,310      5.000%, 11/01/21 - FGIC Insured                                    11/11 at 100.00           AA+        1,312,777
       1,380      5.000%, 11/01/22 - FGIC Insured                                    11/11 at 100.00           AA+        1,375,832
       2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,           9/10 at 101.00           Aa3        2,345,715
                  Series 2000, 6.000%, 9/01/24
       1,800   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,       10/15 at 100.00            AA        1,684,098
                  Series 2005, 5.000%, 10/01/30
       1,515   Virginia State Resources Authority, Clean Water Revenue Bonds,        10/17 at 100.00           AAA        1,027,019
                  Series 2007, Trust 3036, 11.378%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      11,930   Total Water and Sewer                                                                                     11,338,990
------------------------------------------------------------------------------------------------------------------------------------
$    196,685   Total Investments (cost $190,745,270) - 159.0%                                                           173,350,925
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.6)%                                                                        (4,990,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.1%                                                                       4,470,437
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (58.5)% (6)                                                     (63,800,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $  109,031,362
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 36.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.
48

NGB | Nuveen Virginia Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)
$      1,660   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00           BBB   $      890,872
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%,
                  6/01/47
         715   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00           BBB          304,197
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%,
                  6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       2,375   Total Consumer Staples                                                                                     1,195,069
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 7.0% (4.4% OF TOTAL
                  INVESTMENTS)
         500   Danville Industrial Development Authority, Virginia,                   3/11 at 102.00           N/R          416,645
                  Educational Facilities Revenue Bonds, Averett University,
                  Series 2001, 6.000%, 3/15/22
         500   Prince William County Industrial Development Authority,               10/13 at 101.00            A3          442,365
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33
         850   Prince William County Park Authority, Virginia, Park                  10/09 at 101.00            A3          804,228
                  Facilities Revenue Refunding and Improvement Bonds, Series
                  1999, 6.000%, 10/15/28
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority,
               Higher Education Revenue Bonds, Ana G. Mendez University
               System, Series 1999:
         160      5.375%, 2/01/19                                                     2/09 at 101.00          BBB-          135,523
         320      5.375%, 2/01/29                                                     2/09 at 101.00          BBB-          231,133
         500   Virginia College Building Authority, Educational Facilities            1/09 at 101.00          BBB+          473,340
                  Revenue Refunding Bonds, Marymount University, Series 1998,
                  5.100%, 7/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,830   Total Education and Civic Organizations                                                                    2,503,234
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 18.5% (11.5% OF TOTAL INVESTMENTS)
         250   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00            A-          185,128
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/37
         100   Fairfax County Industrial Development Authority, Virginia,               No Opt. Call           AA+           96,399
                  Hospital Revenue Refunding Bonds, Inova Health System,
                  Series 1993A, 5.000%, 8/15/23
       1,000   Fauquier County Industrial Development Authority, Virginia,           10/12 at 102.00          BBB+          804,270
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured
         500   Fredericksburg Economic Development Authority, Virginia,                 No Opt. Call            A3          453,995
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23
         500   Fredericksburg Industrial Development Authority, Virginia,             6/12 at 100.00            A3          387,660
                  Revenue Bonds, MediCorp Health System, Series 2002B,
                  5.125%, 6/15/33
         820   Harrisonburg Industrial Development Authority, Virginia,               8/16 at 100.00            AA          628,989
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured
         480   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00            A-          413,659
                  Revenue Bonds, Bon Secours Health System Inc., Series
                  2002A, 5.600%, 11/15/30
         525   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00            A2          418,546
                  Revenue Bonds, Prince William Hospital, Series 2002,
                  5.250%, 4/01/33

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$        800   Norton Industrial Development Authority, Virginia, Hospital           12/11 at 101.00           N/R   $      652,976
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
         750      5.250%, 6/15/25                                                     6/16 at 100.00            A3          639,863
         360      5.250%, 6/15/31                                                     6/16 at 100.00            A3          287,856
         605      5.250%, 6/15/37                                                     6/16 at 100.00            A3          480,539
         785   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00          BBB+          552,287
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
         715   Winchester Industrial Development Authority, Virginia,                 1/17 at 100.00           AA-          619,691
                  Hospital Revenue Bonds, Winchester Medical Center, Series
                  2007, 5.125%, 1/01/31
------------------------------------------------------------------------------------------------------------------------------------
       8,190   Total Health Care                                                                                          6,621,858
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 5.4% (3.4% OF TOTAL INVESTMENTS)
       1,000   Arlington County Industrial Development Authority, Virginia,          11/11 at 102.00           AAA          999,130
                  Multifamily Housing Mortgage Revenue Bonds, Arlington View
                  Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory
                  put 11/01/19) (Alternative Minimum Tax)
       1,000   Virginia Housing Development Authority, Rental Housing Bonds,         10/10 at 100.00           AA+          954,990
                  Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Housing/Multifamily                                                                                  1,954,120
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.7% (6.1% OF TOTAL INVESTMENTS)
       1,000   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00           AAA          932,960
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured
         600   Virginia Housing Development Authority, Commonwealth Mortgage          1/15 at 100.00           AAA          437,898
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative
                  Minimum Tax)
         960   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00           AAA          723,859
                  Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative
                  Minimum Tax)
         480   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00           AAA          365,779
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)
       1,400   Virginia Housing Development Authority, Commonwealth Mortgage          7/16 at 100.00           AAA        1,023,358
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,440   Total Housing/Single Family                                                                                3,483,854
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)
          50   Charles County Industrial Development Authority, Virginia,               No Opt. Call           BBB           49,523
                  Solid Waste Disposal Facility  Revenue Refunding Bonds,
                  USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 10.9% (6.8% OF TOTAL INVESTMENTS)
         700   Albemarle County Industrial Development Authority, Virginia,           1/17 at 100.00           N/R          451,192
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007,
                  5.000%, 1/01/31
         350   Chesterfield County Health Center Commission, Virginia,               12/15 at 100.00           N/R          226,051
                  Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                  5.625%, 12/01/39
       1,005   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00           N/R          595,282
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         500   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00           BBB          351,550
                  Retirement Center Revenue Bonds, Greenspring Village,
                  Series 2006A, 4.750%, 10/01/26

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$        540   Henrico County Economic Development Authority, Virginia,                 No Opt. Call          BBB-   $      360,590
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35
         700   Industrial Development Authority of the County of Prince               1/17 at 100.00           N/R          473,536
                  William, Virginia, Residential Care Facility Revenue Bonds,
                  Westminster at Lake, First Mortgage, Series 2006, 5.125%,
                  1/01/26
         650   James City County Industrial Development Authority, Virginia,          3/12 at 101.00           N/R          514,118
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%,
                  3/01/23
         530   Roanoke Industrial Development Authority, Virginia,                   12/16 at 100.00           N/R          321,604
                  Residential Revenue Bonds, Virginia Lutheran Homes
                  Incorporated, Series 2006, 5.000%, 12/01/39
         350   Suffolk Industrial Development Authority, Virginia, Retirement         9/16 at 100.00           N/R          229,684
                  Facilities First Mortgage Revenue Bonds, Lake Prince
                  Center, Series 2006, 5.300%, 9/01/31
         350   Virginia Beach Development Authority, Virginia, Residential           11/15 at 100.00           N/R          258,069
                  Care Facility Mortgage Revenue Bonds, Westminster
                  Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22
         175   Winchester Industrial Development Authority, Virginia,                 1/15 at 100.00           N/R          122,512
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
       5,850   Total Long-Term Care                                                                                       3,904,188
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 1.1% (0.6% OF TOTAL INVESTMENTS)
         100   Bedford County Industrial Development Authority, Virginia,             2/09 at 101.00            B2           63,695
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)
          20   Bedford County Industrial Development Authority, Virginia,            12/09 at 101.00            B2           14,204
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                  (Alternative Minimum Tax) (4)
         220   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00            B2          139,451
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%,
                  12/01/25 (Alternative Minimum Tax) (4)
         500   Hopewell Industrial Development Authority, Virginia,                     No Opt. Call            B-          165,510
                  Environmental Improvement Revenue Bonds, Smurfit Stone
                  Container Corporation, Series 2005, 5.250%, 6/01/15
------------------------------------------------------------------------------------------------------------------------------------
         840   Total Materials                                                                                              382,860
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 14.6% (9.1% OF TOTAL INVESTMENTS)
         700   Loudoun County, Virginia, General Obligation Bonds, Series            12/16 at 100.00           AAA          705,047
                  2006, 5.000%, 12/01/25
         500   Loudoun County, Virginia, General Obligation Public                    6/15 at 100.00           AAA          528,605
                  Improvement Bonds, Series 2005B, 5.000%, 6/01/18
         845   Newport News, Virginia, General Obligation Bonds, Series               5/14 at 101.00            AA          913,115
                  2004C, 5.000%, 5/01/16
         620   Richmond, Virginia, General Obligation Bonds, Series 2005A,            7/15 at 100.00           AAA          653,995
                  5.000%, 7/15/17 - FSA Insured
         400   Suffolk, Virginia, General Obligation Bonds, Series 2005,                No Opt. Call            AA          438,044
                  5.000%, 12/01/15
         400   Virginia Beach, Virginia, General Obligation Bonds, Series             1/16 at 100.00           AAA          414,208
                  2005, 5.000%, 1/15/20
       1,600   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,           10/17 at 100.00           AAA        1,590,576
                  10/01/26 (UB)
------------------------------------------------------------------------------------------------------------------------------------
       5,065   Total Tax Obligation/General                                                                               5,243,590
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 21.2% (13.3% OF TOTAL INVESTMENTS)
         100   Bell Creek Community Development Authority, Virginia, Special          3/13 at 101.00           N/R          101,725
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22
         500   Broad Street Community Development Authority, Virginia,                6/13 at 102.00           N/R          442,090
                  Revenue Bonds, Series 2003, 7.500%, 6/01/33

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               Buena Vista Public Recreational Facilities Authority,
               Virginia, Lease Revenue Bonds, Golf
               Course Project, Series 2005A:
$        120      5.250%, 7/15/25 - ACA Insured                                       7/15 at 100.00           N/R   $       88,818
          95      5.500%, 7/15/35 - ACA Insured                                       7/15 at 100.00           N/R           60,103
         500   Fairfax County Economic Development Authority, Virginia, Lease         5/16 at 100.00           AA+          522,495
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
         160   Montgomery County Industrial Development Authority, Virginia,          2/18 at 100.00           AA-          142,267
                  Public Facility Lease Revnue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
         580   Prince William County, Virginia, Certificates of                       6/15 at 100.00           Aa2          577,187
                  Participation, County Facilities, Series2005, 5.000%,
                  6/01/20 - AMBAC Insured
         700   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call             A          548,072
                  Revenue Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured
       3,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call             A          675,090
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured
       1,000   Spotsylvania County Industrial Development Authority,                  8/13 at 100.00             A          963,470
                  Virginia, Lease Revenue Bonds, School Facilities, Series
                  2003B, 5.125%, 8/01/23 - AMBAC Insured
         600   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00            AA          576,432
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured
         890   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00           AAA          811,751
                  Public Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC
                  Insured (UB)
         960   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00          BBB+          970,301
                  Loan Note, Series 1999A, 6.375%, 10/01/19
         500   Virginia Beach Development Authority, Public Facilities                5/15 at 100.00           AA+          502,160
                  Revenue Bonds, Series 2005A, 5.000%,5/01/22
         348   Virginia Gateway Community Development Authority, Prince               3/13 at 102.00           N/R          278,351
                  William County, Special Assessment Bonds, Series 2003,
                  6.375%, 3/01/30
         345   Virginia Public School Authority, School Financing Bonds, 1997         8/15 at 100.00           AA+          361,332
                  Resolution, Series 2005C, 5.000%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
      10,398   Total Tax Obligation/Limited                                                                               7,621,644
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 26.6% (16.6% OF TOTAL INVESTMENTS)
       1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue          7/15 at 100.00           AAA        1,022,480
                  Bonds, Richmond International Airport, Series 2005A,
                  5.000%, 7/01/18 - FSA Insured
       1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia, General           No Opt. Call            AA          946,850
                  Resolution Revenue Refunding Bonds, Series 1998, 5.500%,
                  7/01/25 - MBIA Insured
       3,000   Metropolitan Washington D.C. Airports Authority, Airport              10/11 at 101.00            AA        2,498,427
                  System Revenue Bonds, Series 2001A, 5.500%, 10/01/27 - MBIA
                  Insured (Alternative Minimum Tax)
         250   Metropolitan Washington D.C. Airports Authority, Airport              10/11 at 101.00            AA          233,700
                  System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 - MBIA
                  Insured
       1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,            7/11 at 100.00            AA        1,281,030
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured
         500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,         2/15 at 100.00            AA          459,845
                  5.000%, 2/01/23 - MBIA Insured
         500   Richmond Metropolitan Authority, Virginia, Revenue Refunding             No Opt. Call            AA          482,740
                  Bonds, Expressway System, Series2002, 5.250%, 7/15/22 -
                  FGIC Insured

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
$        455   Virginia Port Authority, Revenue Bonds, Port Authority                 7/13 at 100.00            AA   $      315,456
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
       1,225   Virginia Resources Authority, Airports Revolving Fund Revenue          2/11 at 100.00           Aa2        1,230,402
                  Bonds, Series 2001A, 5.250%, 8/01/23
       1,250   Virginia Resources Authority, Airports Revolving Fund Revenue          2/11 at 100.00           Aa2        1,066,500
                  Bonds, Series 2001B, 5.125%,8/01/27 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,680   Total Transportation                                                                                       9,537,430
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 31.4% (19.6% OF TOTAL INVESTMENTS) (5)
         500   Albemarle County Industrial Development Authority, Virginia,           1/12 at 100.00       N/R (5)          554,620
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)
       1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,               No Opt. Call           AAA        1,036,490
                  Series 2001, 5.000%, 7/15/21 - FSA Insured (ETM)
               Guam Economic Development Authority, Tobacco Settlement
               Asset-Backed Bonds, Series 2001A:
          30      5.000%, 5/15/22 (Pre-refunded 5/15/11)                              5/11 at 100.00      Baa3 (5)           31,944
         850      5.400%, 5/15/31 (Pre-refunded 5/15/11)                              5/11 at 100.00      Baa3 (5)          913,181
          20   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00        A3 (5)           22,278
                  Revenue Bonds, Bon Secours Health System Inc., Series
                  2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)
       2,310   Leesburg, Virginia, General Obligation Public Improvement              1/11 at 101.00        AA (5)        2,482,719
                  Bonds, Series 2000, 5.125%, 1/15/21 (Pre-refunded 1/15/11)
                  - FGIC Insured
         425   Loudoun County Industrial Development Authority, Virginia,             6/12 at 101.00       BBB (5)          478,882
                  Hospital Revenue Bonds, Loudoun Hospital Center, Series
                  2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)
               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
       1,500      5.500%, 10/01/32                                                   10/10 at 101.00           AAA        1,499,880
       1,500      5.500%, 10/01/40                                                   10/10 at 101.00           AAA        1,490,955
         250   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00           AAA          260,993
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
         175   Rockbridge County Industrial Development Authority, Virginia,            No Opt. Call        B2 (5)          186,191
                  Horse Center Revenue Refunding Bonds, Series 2001B, 6.125%,
                  7/15/11 (ETM)
         915   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00        B2 (5)          995,703
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
         725   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/15 at 100.00           AAA          781,347
                  Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26
                  (Pre-refunded 6/01/15)
         500   Virginia College Building Authority, Educational Facilities            2/12 at 100.00       AA+ (5)          540,535
                  Revenue Bonds, 21st Century College Program, Series 2002A,
                  5.000%, 2/01/22 (Pre-refunded 2/01/12)
------------------------------------------------------------------------------------------------------------------------------------
      10,700   Total U.S. Guaranteed                                                                                     11,275,718
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 2.5% (1.5% OF TOTAL INVESTMENTS)
       1,000   Mecklenburg County Industrial Development Authority, Virginia,
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series
                  2002, 6.500%, 10/15/17 (Alternative Minimum Tax)                   10/12 at 100.00          Baa1          902,460
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 7.9% (4.9% OF TOTAL INVESTMENTS)
$      2,000   Henrico County, Virginia, Water and Sewer System Revenue               5/09 at 102.00           AA+   $    2,004,000
                  Refunding Bonds, Series 1999, 5.000%, 5/01/22
         500   Virginia Beach, Virginia, Water and Sewer System Revenue              10/15 at 100.00            AA          467,805
                  Bonds, Series 2005, 5.000%, 10/01/30
         545   Virginia State Resources Authority, Clean Water Revenue Bonds,        10/17 at 100.00           AAA          369,456
                  Series 2007, Trust 3036, 11.378%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       3,045   Total Water and Sewer                                                                                      2,841,261
------------------------------------------------------------------------------------------------------------------------------------
$     67,463   Total Investments (cost $66,026,832) - 160.3%                                                             57,516,809
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.9)%                                                                        (1,770,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 11.5%                                                                      4,127,903
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (66.9)% (6)                                                     (24,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   35,874,712
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 41.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNB | Nuveen Virginia Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)
$      3,100   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00           BBB   $    1,663,677
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%,
                  6/01/47
       1,430   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00           BBB          608,394
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%,
                  6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       4,530   Total Consumer Staples                                                                                     2,272,071
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 7.3% (4.5% OF TOTAL
               INVESTMENTS)
       1,000   Fairfax County Economic Development Authority, Virginia,               9/09 at 101.00            A3          966,540
                  Revenue Bonds, National Wildlife Federation, Series 1999,
                  5.375%, 9/01/29 - MBIA Insured
       1,000   Prince William County Industrial Development Authority,               10/13 at 101.00            A3          884,730
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33
       1,500   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00          BBB-        1,219,230
                  Environmental Control Facilities Financing Authority,
                  Higher Education Revenue Refunding Bonds, Ana G. Mendez
                  University System, Series 2002, 5.375%, 12/01/21
       2,000   Winchester Industrial Development Authority, Virginia,                10/10 at 100.00            AA        1,864,480
                  Educational Facilities First Mortgage Revenue Bonds,
                  Shenandoah University, Series 1998, 5.250%, 10/01/28 - MBIA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,500   Total Education and Civic Organizations                                                                    4,934,980
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 26.9% (16.9% OF TOTAL INVESTMENTS)
       1,500   Albemarle County Industrial Development Authority, Virginia,          10/12 at 100.00            A3        1,190,820
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35
         450   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00            A-          361,760
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27
       3,000   Fauquier County Industrial Development Authority, Virginia,           10/12 at 102.00          BBB+        2,412,810
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured
       1,000   Fredericksburg Economic Development Authority, Virginia,                 No Opt. Call            A3          907,990
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23
         675   Fredericksburg Industrial Development Authority, Virginia,             6/12 at 100.00            A3          523,341
                  Revenue Bonds, MediCorp Health System, Series 2002B,
                  5.125%, 6/15/33
       1,500   Harrisonburg Industrial Development Authority, Virginia,               8/16 at 100.00            AA        1,150,590
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured
         960   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00            A-          827,318
                  Revenue Bonds, Bon Secours Health System Inc., Series
                  2002A, 5.600%, 11/15/30
       1,155   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00            A2          920,801
                  Revenue Bonds, Prince William Hospital, Series 2002,
                  5.250%, 4/01/33
       1,200   Norton Industrial Development Authority, Virginia, Hospital           12/11 at 101.00           N/R          979,464
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,000   Prince William County Industrial Development Authority,                4/09 at 102.00           Aa3   $      970,070
                  Virginia, Hospital Facility Revenue Refunding Bonds,
                  Potomac Hospital Corporation of Prince William, Series
                  1998, 5.000%, 10/01/18 - FSA Insured
       3,915   Roanoke Industrial Development Authority, Virginia, Hospital           7/12 at 100.00            AA        3,958,573
                  Revenue Bonds, Carilion Health System, Series 2002A,
                  5.500%, 7/01/20 - MBIA Insured
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
       1,250      5.250%, 6/15/25                                                     6/16 at 100.00            A3        1,066,438
         655      5.250%, 6/15/31                                                     6/16 at 100.00            A3          523,738
       1,095      5.250%, 6/15/37                                                     6/16 at 100.00            A3          869,737
       1,430   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00          BBB+        1,006,077
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
         715   Winchester Industrial Development Authority, Virginia,                 1/17 at 100.00           AA-          619,691
                  Hospital Revenue Bonds, Winchester Medical Center, Series
                  2007, 5.125%, 1/01/31
------------------------------------------------------------------------------------------------------------------------------------
      21,500   Total Health Care                                                                                         18,289,218
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 14.6% (9.1% OF TOTAL INVESTMENTS)
       7,485   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00           AAA        6,983,203
                  Bonds, Series 2001H-1, 5.350%,7/01/31 - MBIA Insured
         500   Virginia Housing Development Authority, Commonwealth Mortgage          1/15 at 100.00           AAA          364,915
                  Bonds, Series 2005C-2, 4.750%,10/01/32 (Alternative Minimum
                  Tax)
         870   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00           AAA          662,975
                  Bonds, Series 2006, 4.800%,7/01/29 (Alternative Minimum Tax)
       2,600   Virginia Housing Development Authority, Commonwealth Mortgage          7/16 at 100.00           AAA        1,900,522
                  Bonds, Series 2007B, 4.750%,7/01/32 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,455   Total Housing/Single Family                                                                                9,911,615
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 10.2% (6.4% OF TOTAL INVESTMENTS)
       1,300   Albemarle County Industrial Development Authority, Virginia,           1/17 at 100.00           N/R          837,928
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007,
                  5.000%, 1/01/31
         650   Chesterfield County Health Center Commission, Virginia,               12/15 at 100.00           N/R          419,809
                  Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                  5.625%, 12/01/39
       1,815   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00           N/R        1,075,061
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         500   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00           BBB          351,550
                  Retirement Center Revenue Bonds, Greenspring Village,
                  Series 2006A, 4.750%, 10/01/26
         855   Henrico County Economic Development Authority, Virginia,                 No Opt. Call          BBB-          570,935
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35
       1,300   Industrial Development Authority of the County of Prince               1/17 at 100.00           N/R          879,424
                  William, Virginia, Residential Care Facility Revenue Bonds,
                  Westminster at Lake, First Mortgage, Series 2006, 5.125%,
                  1/01/26
       1,350   James City County Industrial Development Authority, Virginia,          3/12 at 101.00           N/R        1,067,783
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%,
                  3/01/23
         970   Roanoke Industrial Development Authority, Virginia,                   12/16 at 100.00           N/R          588,596
                  Residential Revenue Bonds, Virginia Lutheran Homes
                  Incorporated, Series 2006, 5.000%, 12/01/39
         650   Suffolk Industrial Development Authority, Virginia, Retirement         9/16 at 100.00           N/R          426,556
                  Facilities First Mortgage Revenue Bonds, Lake Prince
                  Center, Series 2006, 5.300%, 9/01/31
         650   Virginia Beach Development Authority, Virginia, Residential           11/15 at 100.00           N/R          479,271
                  Care Facility Mortgage Revenue Bonds, Westminster
                  Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$        325   Winchester Industrial Development Authority, Virginia,                 1/15 at 100.00           N/R   $      227,523
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
      10,365   Total Long-Term Care                                                                                       6,924,436
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)
         165   Bedford County Industrial Development Authority, Virginia,             2/09 at 101.00            B2          105,097
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)
         460   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00            B2          291,580
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%,
                  12/01/25 (Alternative Minimum Tax) (4)
       1,000   Hopewell Industrial Development Authority, Virginia,                     No Opt. Call            B-          331,020
                  Environmental Improvement Revenue Bonds, Smurfit Stone
                  Container Corporation, Series 2005, 5.250%, 6/01/15
------------------------------------------------------------------------------------------------------------------------------------
       1,625   Total Materials                                                                                              727,697
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 29.6% (18.6% OF TOTAL INVESTMENTS)
       1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001,          12/11 at 100.00           AA+        1,867,565
                  5.500%, 12/01/16
       1,000   Loudoun County, Virginia, General Obligation Bonds, Series            12/16 at 100.00           AAA        1,007,210
                  2006, 5.000%, 12/01/25
       1,730   Loudoun County, Virginia, General Obligation Public                   11/11 at 101.00           AAA        1,774,738
                  Improvement Bonds, Series 2001C, 4.500%, 11/01/17
          95   Loudoun County, Virginia, General Obligation Public                    5/12 at 100.00           AAA           96,761
                  Improvement Bonds, Series 2002A, 5.250%, 5/01/22
       1,000   Loudoun County, Virginia, General Obligation Public                    6/15 at 100.00           AAA        1,057,210
                  Improvement Bonds, Series 2005B, 5.000%, 6/01/18
          40   Portsmouth, Virginia, General Obligation Public Utility                6/21 at 100.00           AA-           40,002
                  Refunding Bonds, Series 2001B, 5.000%,6/01/21 - FGIC Insured
               Powhatan County, Virginia, General Obligation Bonds, Series
               2001:
         660      5.000%, 1/15/23 - AMBAC Insured                                     1/11 at 101.00            A1          644,926
       1,000      5.000%, 1/15/27 - AMBAC Insured                                     1/11 at 101.00            A1          925,710
               Roanoke, Virginia, General Obligation Public Improvement
               Bonds, Series 2002A:
       2,400      5.000%, 10/01/18                                                   10/12 at 101.00            AA        2,481,072
       2,435      5.000%, 10/01/19                                                   10/12 at 101.00            AA        2,499,016
       1,280   Roanoke, Virginia, General Obligation Public Improvement              10/12 at 101.00            AA        1,271,142
                  Bonds, Series 2002B, 5.000%, 10/01/15 - FGIC Insured
                  (Alternative Minimum Tax)
         600   Virginia Beach, Virginia, General Obligation Bonds, Series             1/16 at 100.00           AAA          621,312
                  2005, 5.000%, 1/15/20
       2,900   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,           10/17 at 100.00           AAA        2,882,919
                  10/01/26 (UB)
       1,500   Virginia Beach, Virginia, General Obligation Public                    6/11 at 101.00           AAA        1,536,030
                  Improvement Bonds, Series 2001, 5.000%, 6/01/19
       1,420   Virginia Beach, Virginia, General Obligation Refunding and             3/12 at 100.00           AAA        1,429,216
                  Public Improvement Bonds, Series 2002, 5.000%, 3/01/21
------------------------------------------------------------------------------------------------------------------------------------
      19,810   Total Tax Obligation/General                                                                              20,134,829
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 22.3% (14.0% OF TOTAL INVESTMENTS)
         130   Bell Creek Community Development Authority, Virginia, Special          3/13 at 101.00           N/R          132,243
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22
       1,000   Broad Street Community Development Authority, Virginia,                6/13 at 102.00           N/R          884,180
                  Revenue Bonds, Series 2003, 7.500%, 6/01/33

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               Buena Vista Public Recreational Facilities Authority,
               Virginia, Lease Revenue Bonds, Golf Course Project, Series
               2005A:
$        210      5.250%, 7/15/25 - ACA Insured                                       7/15 at 100.00           N/R   $      155,432
         165      5.500%, 7/15/35 - ACA Insured                                       7/15 at 100.00           N/R          104,389
         800   Fairfax County Economic Development Authority, Virginia, Lease         5/16 at 100.00           AA+          835,992
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
       1,800   Loudoun County Industrial Development Authority, Virginia,             3/13 at 100.00           AA+        1,833,012
                  Lease Revenue Refunding Bonds, Public Facility Project,
                  Series 2003, 5.000%, 3/01/19
         285   Montgomery County Industrial Development Authority, Virginia,          2/18 at 100.00           AA-          253,413
                  Public Facility Lease Revnue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
       1,300   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call             A        1,017,848
                  Revenue Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured
       2,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call             A          450,060
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured
         400   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00          BBB-          327,084
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27
       1,000   Spotsylvania County Industrial Development Authority,                  8/13 at 100.00             A          963,470
                  Virginia, Lease Revenue Bonds, School Facilities, Series
                  2003B, 5.125%, 8/01/23 - AMBAC Insured
       1,000   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00            AA          960,720
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured
       1,610   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00           AAA        1,468,449
                  Public Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC
                  Insured (UB)
         800   Virginia Beach Development Authority, Public Facilities                5/15 at 100.00           AA+          803,456
                  Revenue Bonds, Series 2005A, 5.000%, 5/01/22
         679   Virginia Gateway Community Development Authority, Prince               3/13 at 102.00           N/R          543,105
                  William County, Special Assessment Bonds, Series 2003,
                  6.375%, 3/01/30
       2,540   Virginia Public School Authority, School Financing Bonds, 1997         8/11 at 101.00           AA+        2,590,698
                  Resolution, Series 2001B, 5.000%, 8/01/19
         570   Virginia Public School Authority, School Financing Bonds, 1997         8/15 at 100.00           AA+          596,984
                  Resolution, Series 2005C, 5.000%, 8/01/17
       1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,            5/10 at 101.00            AA        1,243,293
                  Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
      17,554   Total Tax Obligation/Limited                                                                              15,163,828
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.0% (2.5% OF TOTAL INVESTMENTS)
       1,000   Metropolitan Washington D.C. Airports Authority, Airport                 10/12 at 100.00         AA          787,800
                  System Revenue Bonds, Series 2002A, 5.125%, 10/01/26 - FGIC
                  Insured (Alternative Minimum Tax)
       1,500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,            2/15 at 100.00         AA        1,379,535
                  5.000%, 2/01/23 - MBIA Insured
         825   Virginia Port Authority, Revenue Bonds, Port Authority                    7/13 at 100.00         AA          571,981
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,325   Total Transportation                                                                                       2,739,316
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 19.0% (11.9% OF TOTAL INVESTMENTS) (5)
$        165   Albemarle County Industrial Development Authority, Virginia,           1/12 at 100.00       N/R (5)   $      183,025
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)
       1,000   Bristol, Virginia, General Obligation Utility System Revenue             No Opt. Call           AAA        1,016,140
                  Bonds, Series 2002, 5.000%,11/01/24 - FSA Insured (ETM)
          40   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00        A3 (5)           44,556
                  Revenue Bonds, Bon Secours Health System Inc., Series
                  2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)
               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
         250      6.000%, 6/01/22 (Pre-refunded 6/01/12)                              6/12 at 101.00       BBB (5)          281,695
         600      6.100%, 6/01/32 (Pre-refunded 6/01/12)                              6/12 at 101.00       BBB (5)          678,072
       1,000   Newport News, Virginia, General Obligation Bonds, Series              11/13 at 100.00        AA (5)        1,107,080
                  2003B, 5.000%, 11/01/22 (Pre-refunded 11/01/13)
       2,750   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        2,733,417
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
       1,100   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00      BBB- (5)        1,191,256
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27 (Pre-refunded 7/01/12)
         455   Puerto Rico Public Finance Corporation, Commonwealth                   2/12 at 100.00           AAA          493,179
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)
         460   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00        B2 (5)          500,572
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
       1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,             2/14 at 101.00       Aa3 (5)        1,170,160
                  6.250%, 2/01/25 (Pre-refunded2/01/14) - AMBAC Insured
               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
         600      5.250%, 6/01/19 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA          628,500
       2,700      5.500%, 6/01/26 (Pre-refunded 6/01/15)                              6/15 at 100.00           AAA        2,909,843
------------------------------------------------------------------------------------------------------------------------------------
      12,120   Total U.S. Guaranteed                                                                                     12,937,495
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 2.6% (1.7% OF TOTAL INVESTMENTS)
       2,000   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00          Baa1        1,804,920
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series
                  2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 18.7% (11.7% OF TOTAL INVESTMENTS)
         805   Fairfax County Water Authority, Virginia, Water Revenue                4/12 at 100.00           AAA          779,586
                  Refunding Bonds, Series 2002, 5.000%, 4/01/27
               Henry County Public Service Authority, Virginia, Water and
               Sewerage Revenue Refunding Bonds, Series 2001:
       1,000      5.500%, 11/15/17 - FSA Insured                                        No Opt. Call           AAA        1,087,610
       3,000      5.500%, 11/15/19 - FSA Insured                                        No Opt. Call           AAA        3,237,359

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
$      1,130      5.000%, 11/01/18 - FGIC Insured                                    11/11 at 100.00           AA+   $    1,147,142
       1,190      5.000%, 11/01/19 - FGIC Insured                                    11/11 at 100.00           AA+        1,202,519
       1,525      5.000%, 11/01/24 - FGIC Insured                                    11/11 at 100.00           AA+        1,503,543
       1,000   Virginia Beach, Virginia, Water and Sewer System Revenue              10/15 at 100.00            AA          935,610
                  Bonds, Series 2005, 5.000%, 10/01/30
       2,250   Virginia Resources Authority, Water and Sewerage System                5/11 at 101.00            AA        2,125,373
                  Revenue Bonds, Caroline County Public Improvements
                  Project, Series 2001, 5.000%, 5/01/32
         990   Virginia State Resources Authority, Clean Water Revenue               10/17 at 100.00           AAA          671,121
                  Bonds, Series 2007, Trust 3036, 11.378%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      12,890   Total Water and Sewer                                                                                     12,689,863
------------------------------------------------------------------------------------------------------------------------------------
$    122,674   Total Investments (cost $121,815,076) - 159.5%                                                           108,530,268
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.7)%                                                                        (3,215,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 6.9%                                                                       4,720,782
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (61.7)% (6)                                                     (42,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                         $   68,036,050
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 38.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

| Statement of
| ASSETS & LIABILITIES November 30, 2008 (Unaudited)

                                                            MARYLAND         MARYLAND         MARYLAND         MARYLAND
                                                             PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                              INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                               (NMY)            (NFM)            (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $219,008,223,
   $88,365,372, $88,954,826 and $112,274,438,
   respectively)                                     $   199,985,241  $    77,309,457  $    78,790,984  $    99,714,583
Cash                                                       6,225,639        1,107,530        1,558,043        1,460,658
Receivables:
   Interest                                                4,019,918        1,608,777        1,589,307        1,839,327
   Investments sold                                               --          769,594               --               --
Other assets                                                  13,245            3,150              685              804
------------------------------------------------------------------------------------------------------------------------
     Total assets                                        210,244,043       80,798,508       81,939,019      103,015,372
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                  2,167,000          893,000          890,000        1,105,000
Payables:
   Common share dividends                                    501,757          227,406          229,254          265,125
   Preferred share dividends                                  13,395            8,460            9,628            8,458
Accrued expenses:
   Management fees                                           110,972           33,142           33,635           41,196
   Other                                                      66,896           35,728           37,150           45,566
------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                     2,860,020        1,197,736        1,199,667        1,465,345
------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                    79,100,000       32,000,000        2,000,000       39,000,000
========================================================================================================================
Net assets applicable to Common shares               $   128,284,023  $    47,600,772  $     8,739,352  $    62,550,027
========================================================================================================================
Common shares outstanding                                 10,640,076        4,187,933        4,194,423        5,363,909
========================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                        $         12.06  $         11.37  $         11.62  $         11.66
========================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share              $       106,401  $        41,879  $        41,944  $        53,639
Paid-in surplus                                          147,794,543       59,427,202        9,514,586       75,713,852
Undistributed (Over-distribution of) net investment
   income                                                    298,065          (62,751)         (95,426)          34,422
Accumulated net realized gain (loss) from
   investments and derivative transactions                  (892,004)        (749,643)        (557,910)        (692,031)
Net unrealized appreciation (depreciation) of
   investments and derivative transactions                 9,022,982)     (11,055,915)     (10,163,842)     (12,559,855)
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares               $   128,284,023  $    47,600,772  $    48,739,352  $    62,550,027
========================================================================================================================
Authorized shares:
   Common                                                  Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                               Unlimited        Unlimited        Unlimited        Unlimited
========================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| ASSETS & LIABILITIES (continued) November 30, 2008 (Unaudited)

                                                                             VIRGINIA         VIRGINIA         VIRGINIA
                                                                              PREMIUM         DIVIDEND         DIVIDEND
                                                                               INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                (NPV)            (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $190,745,270, $66,026,832 and
   $121,815,076, respectively)                                        $   173,350,925  $    57,516,809  $   108,530,268
Cash                                                                        2,023,477        3,348,562        3,331,623
Receivables:
   Interest                                                                 3,015,568        1,002,786        1,807,629
   Investments sold                                                                --               --               --
Other assets                                                                   14,946            3,067            1,656
------------------------------------------------------------------------------------------------------------------------
     Total assets                                                         178,404,916       61,871,224      113,671,176
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                                   4,990,000        1,770,000        3,215,000
Payables:
   Common share dividends                                                     424,537          172,160          325,382
   Preferred share dividends                                                   10,157            5,208           11,102
Accrued expenses:
   Management fees                                                             92,845           24,907           41,159
   Other                                                                       56,015           24,237           42,483
------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                      5,573,554        1,996,512        3,635,126
------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                     63,800,000       24,000,000       42,000,000
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $   109,031,362  $    35,874,712  $    68,036,050
========================================================================================================================
Common shares outstanding                                                   8,936,333        3,134,100        5,736,007
========================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)            $         12.20  $         11.45  $         11.86
========================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $        89,363  $        31,341  $        57,360
Paid-in surplus                                                           125,826,082       44,455,670       81,421,806
Undistributed (Over-distribution of) net investment income                    259,161           10,495          (85,834)
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                               251,101         (112,771)         (72,474)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                (17,394,345)      (8,510,023)     (13,284,808)
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $   109,031,362  $    35,874,712  $    68,036,050
========================================================================================================================
Authorized shares:
   Common                                                                   Unlimited        Unlimited        Unlimited
   Preferred                                                                Unlimited        Unlimited        Unlimited
========================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| OPERATIONS Six Months Ended November 30, 2008 (Unaudited)

                                                            MARYLAND         MARYLAND         MARYLAND         MARYLAND
                                                             PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                              INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                               (NMY)            (NFM)            (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $     5,691,970  $     2,341,671  $     2,312,456  $     2,774,857
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                              702,876          278,385          281,267          350,022
Preferred shares - auction fees                               99,051           40,072           40,072           48,836
Preferred shares - dividend disbursing agent fees             10,023            5,014            5,002            5,002
Shareholders' servicing agent fees and expenses                8,650              719              487              519
Interest expense on floating rate obligations                 40,026           16,480           16,441           20,407
Custodian's fees and expenses                                 22,102           17,224           16,652           25,641
Trustees' fees and expenses                                    2,401              947              863            1,218
Professional fees                                             10,195            7,426            7,368            8,139
Shareholders' reports - printing and mailing
   expenses                                                   20,207           11,129           11,076           12,941
Stock exchange listing fees                                    4,621              296              297              380
Investor relations expense                                    15,800            6,148            6,294            7,843
Other expenses                                                 8,893            8,121            8,051            8,296
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                     944,845          391,961          393,870          489,244
   Custodian fee credit                                      (17,134)          (1,932)          (2,418)          (1,015)
   Expense reimbursement                                          --          (65,168)         (80,937)        (117,437)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 927,711          324,861          310,515          370,792
------------------------------------------------------------------------------------------------------------------------
Net investment income                                      4,764,259        2,016,810        2,001,941        2,404,065
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                 (1,085,143)        (567,160)        (748,874)        (769,003)
Change in net unrealized appreciation
   (depreciation) of investments                         (21,722,982)     (10,932,294)     (10,405,605)     (11,881,856)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (22,808,125)     (11,499,454)     (11,154,479)     (12,650,859)
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                (1,442,127)        (582,367)        (583,096)        (702,343)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders           (1,442,127)        (582,367)        (583,096)        (702,343)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                  $   (19,485,993) $   (10,065,011) $    (9,735,634) $   (10,949,137)
========================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| OPERATIONS (continued) Six Months Ended November 30, 2008 (Unaudited)

                                                                             VIRGINIA         VIRGINIA         VIRGINIA
                                                                              PREMIUM         DIVIDEND         DIVIDEND
                                                                               INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                (NPV)            (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $     4,833,864  $     1,733,224     $  3,257,644
------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                               587,786          209,162          381,621
Preferred shares - auction fees                                                79,892           30,053           52,594
Preferred shares - dividend disbursing agent fees                              10,018            5,014            5,000
Shareholders' servicing agent fees and expenses                                 7,364              487              583
Interest expense on floating rate obligations                                  67,161           23,855           43,299
Custodian's fees and expenses                                                  18,449            9,056           24,089
Trustees' fees and expenses                                                     2,050              723            1,159
Professional fees                                                               9,020            6,754            8,392
Shareholders' reports - printing and mailing expenses                          17,950            7,777           12,909
Stock exchange listing fees                                                     4,638              222              405
Investor relations expense                                                     13,249            4,550            8,113
Other expenses                                                                  8,035            7,268            8,377
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement          825,612          304,921          546,541
   Custodian fee credit                                                       (14,128)          (5,079)          (2,566)
   Expense reimbursement                                                           --          (48,964)        (119,110)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                  811,484          250,878          424,865
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       4,022,380        1,482,346        2,832,779
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                    (323,515)        (167,245)        (113,377)
Change in net unrealized appreciation (depreciation) of investments       (19,188,015)      (8,457,224)     (14,405,051)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   (19,511,530)      (8,624,469)     (14,518,428)
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                 (1,158,650)        (437,488)        (764,357)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                 (1,158,650)        (437,488)        (764,357)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                    $   (16,647,800) $    (7,579,611)    $(12,450,006)
========================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| CHANGES in NET ASSETS

                                              MARYLAND PREMIUM              MARYLAND DIVIDEND            MARYLAND DIVIDEND
                                                INCOME (NMY)                  ADVANTAGE (NFM)            ADVANTAGE 2 (NZR)
                                        ----------------------------  ----------------------------  -----------------------------
                                           SIX MONTHS           YEAR     SIX MONTHS           YEAR     SIX MONTHS           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             11/30/08        5/31/08       11/30/08        5/31/08       11/30/08        5/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $   4,764,259  $   9,368,257  $   2,016,810  $   3,995,294  $   2,001,941  $   3,958,121
Net realized gain (loss) from:
   Investments                             (1,085,143)       (16,478)      (567,160)       306,804       (748,874)       268,320
   Forward swaps                                   --        363,696             --        115,883             --         69,275
Change in net unrealized appreciation
   (depreciation) of:
   Investments                            (21,722,982)    (4,721,520)   (10,932,294)    (2,733,280)   (10,405,605)    (2,314,193)
   Forward swaps                                   --             --             --         39,197             --             --
Distributions to Preferred
   Shareholders:
   From net investment income              (1,442,127)    (2,550,899)      (582,367)    (1,005,532)      (583,096)    (1,008,770)
   From accumulated net realized gains             --             --             --             --             --        (42,112)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                             (19,485,993)     2,443,056    (10,065,011)       718,366     (9,735,634)       930,641
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                 (3,223,943)    (6,484,065)    (1,469,810)    (2,936,953)    (1,472,128)    (2,949,879)
From accumulated net realized gains                --             --             --             --             --       (137,096)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                     (3,223,943)    (6,484,065)    (1,469,810)    (2,936,953)    (1,472,128)    (3,086,975)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                --         30,834         35,950         56,801         26,294         12,749
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                      --         30,834         35,950         56,801         26,294         12,749
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares            (22,709,936)    (4,010,175)   (11,498,871)    (2,161,786)   (11,181,468)    (2,143,585)
Net assets applicable to Common shares
   at the beginning of period             150,993,959    155,004,134     59,099,643     61,261,429     59,920,820     62,064,405
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                 $ 128,284,023  $ 150,993,959  $  47,600,772  $  59,099,643  $  48,739,352  $  59,920,820
=================================================================================================================================
Undistributed
   (Over-distribution of) net
   investment income at the end of
   period                               $     298,065  $     199,876  $     (62,751) $     (27,384) $     (95,426) $     (42,143)
=================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of
| CHANGES in NET ASSETS (continued)

                                                MARYLAND DIVIDEND           VIRGINIA PREMIUM              VIRGINIA DIVIDEND
                                                ADVANTAGE 3 (NWI)             INCOME (NPV)                 ADVANTAGE (NGB)
                                        ----------------------------  ----------------------------  -----------------------------
                                           SIX MONTHS           YEAR     SIX MONTHS           YEAR     SIX MONTHS           YEAR
                                                ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             11/30/08        5/31/08       11/30/08        5/31/08       11/30/08        5/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                   $   2,404,065  $   4,770,568  $   4,022,380  $   7,845,477  $   1,482,346  $   2,980,096
Net realized gain (loss) from:
   Investments                               (769,003)       203,469       (323,515)       831,194       (167,245)        60,379
   Forward swaps                                   --             --             --        109,060             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                            (11,881,856)    (2,833,522)   (19,188,015)    (4,632,677)    (8,457,224)    (2,198,596)
   Forward swaps                                   --             --             --         39,197             --             --
Distributions to Preferred
   Shareholders:
   From net investment income                (702,343)    (1,213,876)    (1,158,650)    (1,939,555)      (437,488)      (678,177)
   From accumulated net realized gains             --             --             --       (258,821)            --        (97,853)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                             (10,949,137)       926,639    (16,647,800)     1,993,875     (7,579,611)        65,849
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                 (1,705,723)    (3,379,332)    (2,867,816)    (5,687,847)    (1,071,719)    (2,183,084)
From accumulated net realized gains                --             --             --       (770,964)            --       (306,068)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                     (1,705,723)    (3,379,332)    (2,867,816)    (6,458,811)    (1,071,719)    (2,489,152)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                --         17,895         34,673         77,205         13,938         27,521
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                      --         17,895         34,673         77,205         13,938         27,521
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares            (12,654,860)    (2,434,798)   (19,480,943)    (4,387,731)    (8,637,392)    (2,395,782)
Net assets applicable to Common shares
   at the beginning of period              75,204,887     77,639,685    128,512,305    132,900,036     44,512,104     46,907,886
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                 $  62,550,027  $  75,204,887  $ 109,031,362  $ 128,512,305  $  35,874,712  $  44,512,104
=================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end of
   period                               $      34,422  $      38,423  $     259,161  $     263,247  $      10,495  $      37,356
=================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                          VIRGINIA DIVIDEND
                                                                                                          ADVANTAGE 2 (NNB)
                                                                                                    -----------------------------
                                                                                                       SIX MONTHS           YEAR
                                                                                                            ENDED          ENDED
                                                                                                         11/30/08        5/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $   2,832,779  $   5,485,024
Net realized gain (loss) from:
   Investments                                                                                           (113,377)        66,158
   Forward swaps                                                                                               --             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                        (14,405,051)    (3,628,537)
   Forward Swaps                                                                                               --             --
Distributions to Preferred Shareholders:
   From net investment income                                                                            (764,357)    (1,366,380)
   From accumulated net realized gains                                                                         --       (102,026)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                     (12,450,006)       454,239
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income                                                                          (2,046,995)    (4,107,601)
   From accumulated net realized gains                                                                         --       (326,601)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Common shareholders           (2,046,995)    (4,434,202)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions                61,481         69,440
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from capital share transactions          61,481         69,440
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                     (14,435,520)    (3,910,523)
Net assets applicable to Common shares at the beginning of period                                      82,471,570     86,382,093
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                         $  68,036,050  $  82,471,570
=================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                     $     (85,834) $    (107,261)
=================================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to
| FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (collectively, the "Funds"). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage
(NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended November 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                         MARYLAND         MARYLAND         MARYLAND         MARYLAND
                                                          PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                           INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                            (NMY)            (NFM)            (NZR)            (NWI)
---------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                    --            1,280               --               --
   Series T                                                    --               --               --            1,560
   Series W                                                 1,404               --               --               --
   Series TH                                                1,760               --               --               --
   Series F                                                    --               --            1,280               --
---------------------------------------------------------------------------------------------------------------------
Total                                                       3,164            1,280            1,280            1,560
=====================================================================================================================

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

                                                                          VIRGINIA         VIRGINIA         VIRGINIA
                                                                           PREMIUM         DIVIDEND         DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2
                                                                             (NPV)            (NGB)            (NNB)
---------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                     --               --            1,680
   Series T                                                                    832               --               --
   Series W                                                                     --              960               --
   Series TH                                                                 1,720               --               --
   Series F                                                                     --               --               --
---------------------------------------------------------------------------------------------------------------------
Total                                                                        2,552              960            1,680
=====================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. As of November 30, 2008, the Funds have not redeem any of their outstanding Preferred shares.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as "Interest expense on floating rate obligations" on the Statement of Operations.

During  the  six  months  ended  November  30,  2008,   each  Fund  invested  in
externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities. At November 30, 2008, none of the Funds had exposure to externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2008, were as follows:

                                                         MARYLAND         MARYLAND         MARYLAND         MARYLAND
                                                          PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                           INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                            (NMY)            (NFM)            (NZR)            (NWI)
---------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                 $     3,007,361  $     1,238,301  $     1,235,301  $     1,533,328
Average annual interest rate and fees                        2.65%            2.65%            2.65%            2.65%
=====================================================================================================================

                                                                          VIRGINIA         VIRGINIA         VIRGINIA
                                                                           PREMIUM         DIVIDEND         DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2
                                                                             (NPV)            (NGB)            (NNB)
---------------------------------------------------------------------------------------------------------------------
Average  floating rate  obligations                                $     5,194,590  $     1,844,754  $     3,348,770
Average annual interest rate and fees                                         2.58%            2.58%            2.58%
=====================================================================================================================

Forward Swap  Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. None of the Funds invested in forward interest rate swap transactions during the six months ended November 30, 2008.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant   unobservable  inputs  (including   management's
                assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of November 30, 2008:

MARYLAND PREMIUM INCOME (NMY)                             LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $   199,985,241  $            --  $   199,985,241
=====================================================================================================================

MARYLAND DIVIDEND ADVANTAGE (NFM)                         LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $    77,309,457  $            --  $    77,309,457
=====================================================================================================================

MARYLAND DIVIDEND ADVANTAGE 2 (NZR)                       LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $    78,790,984  $            --  $    78,790,984
=====================================================================================================================

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)                       LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $    99,714,583  $            --  $    99,714,583
=====================================================================================================================

VIRGINIA PREMIUM INCOME (NPV)                             LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $   173,350,925  $           --   $  173,350,925
=====================================================================================================================

VIRGINIA DIVIDEND ADVANTAGE (NGB)                         LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $    57,516,809  $            --  $    57,516,809
=====================================================================================================================

VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)                       LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------
Investments                                       $            --  $   108,530,268  $            --  $   108,530,268
=====================================================================================================================

3. FUND SHARES

Transactions in Common shares were as follows:

                                         MARYLAND PREMIUM                 MARYLAND DIVIDEND                 MARYLAND DIVIDEND
                                           INCOME (NMY)                    ADVANTAGE (NFM)                  ADVANTAGE 2 (NZR)
                                  -------------------------------  --------------------------------  -------------------------------
                                      SIX MONTHS             YEAR       SIX MONTHS             YEAR       SIX MONTHS           YEAR
                                           ENDED            ENDED            ENDED            ENDED            ENDED          ENDED
                                        11/30/08          5/31/08         11/30/08          5/31/08         11/30/08        5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            2,122            2,589            3,983            1,872            863
====================================================================================================================================

                                          MARYLAND DIVIDEND               VIRGINIA PREMIUM                   VIRGINIA DIVIDEND
                                          ADVANTAGE 3 (NWI)                 INCOME (NPV)                      ADVANTAGE (NGB)
                                  -------------------------------  --------------------------------  -------------------------------
                                      SIX MONTHS             YEAR       SIX MONTHS             YEAR       SIX MONTHS           YEAR
                                           ENDED            ENDED            ENDED            ENDED            ENDED          ENDED
                                        11/30/08          5/31/08         11/30/08          5/31/08         11/30/08        5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            1,239            2,798            5,228            1,038          1,821
====================================================================================================================================

                                                                                                             VIRGINIA DIVIDEND
                                                                                                             ADVANTAGE 2 (NNB)
                                                                                                     -------------------------------
                                                                                                          SIX MONTHS           YEAR
                                                                                                               ENDED          ENDED
                                                                                                            11/30/08        5/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due to reinvestment of distributions                                      4,497          4,680
====================================================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2008, were as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                                          $    10,481,779  $     4,209,228  $     5,011,782  $   5,870,659
Sales and maturities                                                    14,003,104        5,609,433        6,188,823      7,263,498
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                           $     4,516,217  $     1,615,699  $   2,925,546
Sales and maturities                                                                      3,739,057        3,567,895      5,749,078
====================================================================================================================================

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

5. INCOME TAX INFORMATION

The  following  information  is  presented  on an income tax basis.  Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing  differences  in  recognizing  certain  gains and  losses  on  investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2008, the cost of investments was as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND        IVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                $   216,896,945  $    87,416,036  $    88,008,755  $ 111,169,149
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                                 $   185,356,428  $    64,240,889  $ 118,551,173
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2008, were as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $     3,702,049  $       823,635  $     1,134,890  $   1,296,750
   Depreciation                                                        (22,780,784)     (11,823,184)     (11,242,661)   (13,856,316)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          $   (19,078,735) $   (10,999,549) $   (10,107,771) $ (12,559,566)
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                     $     2,825,123  $       677,743  $   1,412,943
   Depreciation                                                                         (19,818,682)      (9,172,355)   (14,647,625)
------------------------------------------------------------------------------------------------------------------------------------
Net  unrealized   appreciation   (depreciation)  of  investments                    $   (16,993,559) $    (8,494,612) $ (13,234,682)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' last tax year end, were as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $       603,666  $       170,872  $       157,399  $     283,959
Undistributed net ordinary income **                                        77,161            8,237           73,371          7,997
Undistributed net long-term capital gains                                  320,091               --          125,752        122,752
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                               $       380,781  $       206,494  $     177,008
Undistributed net ordinary income **                                                        109,298               --         18,227
Undistributed net long-term capital gains                                                   465,316           54,477         56,020
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                           $     9,009,735  $     3,953,181  $     3,960,918  $   4,602,748
Distributions from net ordinary income **                                  106,313               --            8,769          3,541
Distributions from net long-term capital gains                                  --               --          179,208             --
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                            $     7,666,828  $     2,850,082  $   5,465,830
Distributions from net ordinary income **                                                     8,291           28,583         21,724
Distributions from net long-term capital gains                                            1,029,785          403,921        428,627
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2008, the Funds' last tax year end, Maryland Dividend Advantage (NFM) had unused capital loss carryforwards of $183,719 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $106,052, $15,613 and $62,504 of the carryforward will expire in the years ended May 31, 2012, 2013 and 2014, respectively.

Virginia Dividend Advantage 2 (NNB) elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $6,148 were treated as having arisen on the first day of the current fiscal year.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                                      MARYLAND PREMIUM INCOME (NMY)
                                                                                                      VIRGINIA PREMIUM INCOME (NPV)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For the next $3 billion                                                                                                       .3875
For net assets over $5 billion                                                                                                .3750
====================================================================================================================================

                                                                                                  MARYLAND DIVIDEND ADVANTAGE (NFM)
                                                                                                MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                                                                                MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
                                                                                                  VIRGINIA DIVIDEND ADVANTAGE (NGB)
                                                                                                VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For net assets over $2 billion                                                                                                .3750
====================================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of November 30, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                                         EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                                   .2000%
$56 billion                                                                                                                   .1996
$57 billion                                                                                                                   .1989
$60 billion                                                                                                                   .1961
$63 billion                                                                                                                   .1931
$66 billion                                                                                                                   .1900
$71 billion                                                                                                                   .1851
$76 billion                                                                                                                   .1806
$80 billion                                                                                                                   .1773
$91 billion                                                                                                                   .1691
$125 billion                                                                                                                  .1599
$200 billion                                                                                                                  .1505
$250 billion                                                                                                                  .1469
$300 billion                                                                                                                  .1445
====================================================================================================================================

(1) The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                                    YEAR ENDING
JANUARY 31,                                                                    JANUARY 31,
------------------------------------------------------------------------------------------------------------------------------------
2001*                                 .30%                                     2007                                             .25%
2002                                  .30                                      2008                                             .20
2003                                  .30                                      2009                                             .15
2004                                  .30                                      2010                                             .10
2005                                  .30                                      2011                                             .05
2006                                  .30
====================================================================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                                    YEAR ENDING
SEPTEMBER 30,                                                                  SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------
2001*                                 .30%                                     2007                                             .25%
2002                                  .30                                      2008                                             .20
2003                                  .30                                      2009                                             .15
2004                                  .30                                      2010                                             .10
2005                                  .30                                      2011                                             .05
2006                                  .30
====================================================================================================================================

*     From the commencement of operations.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                                    YEAR ENDING
SEPTEMBER 30,                                                                  SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------
2002*                                 .32%                                     2007                                             .32%
2003                                  .32                                      2008                                             .24
2004                                  .32                                      2009                                             .16
2005                                  .32                                      2010                                             .08
2006                                  .32
====================================================================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                                    YEAR ENDING
NOVEMBER 30,                                                                   NOVEMBER 30,
------------------------------------------------------------------------------------------------------------------------------------
2001*                                 .30%                                     2007                                             .25%
2002                                  .30                                      2008                                             .20
2003                                  .30                                      2009                                             .15
2004                                  .30                                      2010                                             .10
2005                                  .30                                      2011                                             .05
2006                                  .30
====================================================================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 31, 2008, to shareholders of record on December 15, 2008, as follows:

                                                                          MARYLAND         MARYLAND         MARYLAND       MARYLAND
                                                                           PREMIUM         DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME        ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)            (NFM)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                 $         .0515  $         .0585  $         .0585  $       .0535
====================================================================================================================================

                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                                  $         .0540  $         .0575  $       .0595
====================================================================================================================================

At the same time, the following Funds declared capital gains and/or ordinary income distributions as follows:

                                                                                           MARYLAND         MARYLAND       MARYLAND
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME      ADVANTAGE 2    ADVANTAGE 3
                                                                                              (NMY)            (NZR)          (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Capital gains distribution per share                                                $         .0216  $         .0223  $       .0169
Net ordinary income distribution per share*                                                   .0052            .0125             --
====================================================================================================================================


                                                                                           VIRGINIA         VIRGINIA       VIRGINIA
                                                                                            PREMIUM         DIVIDEND       DIVIDEND
                                                                                             INCOME        ADVANTAGE    ADVANTAGE 2
                                                                                              (NPV)            (NGB)          (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Capital gains distribution per share                                                $         .0388  $         .0133  $       .0073
Net ordinary income distribution per share*                                                   .0091               --          .0024
====================================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any

Preferred Shares
On January 8, 2009,  Maryland Premium Income (NMY),  Maryland Dividend Advantage
(NFM),  Maryland Dividend  Advantage 2 (NZR) and Maryland  Dividend  Advantage 3
(NWI) noticed for redemption $0.5 million, $3.125 million, $2.45 million and $0.875 million of their outstanding Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs and portfolio sales.

| Financial
| HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                                   INVESTMENT OPERATIONS
                                                       -----------------------------------------------------------------------------
                                                                                      DISTRIBUTIONS   DISTRIBUTIONS
                                                                                           FROM NET            FROM
                                          BEGINNING                                      INVESTMENT         CAPITAL
                                             COMMON                             NET       INCOME TO        GAINS TO
                                              SHARE             NET       REALIZED/       PREFERRED       PREFERRED
                                          NET ASSET      INVESTMENT      UNREALIZED          SHARE-          SHARE-
                                              VALUE          INCOME     GAIN (LOSS)        HOLDERS+        HOLDERS+           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                             $        14.19  $          .45  $        (2.14) $         (.14) $           --  $        (1.83)
2008                                          14.57             .88            (.41)           (.24)             --             .23
2007                                          14.47             .88             .12            (.23)             --             .77
2006                                          15.12             .89            (.56)           (.18)             --             .15
2005                                          14.28             .92             .92            (.10)             --            1.74
2004                                          15.10             .96            (.81)           (.06)             --             .09

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                      14.12             .48           (2.74)           (.14)             --           (2.40)
2008                                          14.65             .95            (.54)           (.24)             --             .17
2007                                          14.57             .95             .12            (.24)             --             .83
2006                                          15.13             .95            (.47)           (.19)             --             .29
2005                                          14.43             .98             .75            (.10)             --            1.63
2004                                          15.47            1.01           (1.07)           (.05)             --            (.11)
====================================================================================================================================

                                                     LESS DISTRIBUTIONS
                                     ----------------------------------------------
                                                NET
                                         INVESTMENT         CAPITAL                          ENDING
                                          INCOME TO        GAINS TO                          COMMON
                                             COMMON          COMMON                           SHARE          ENDING
                                             SHARE-          SHARE-                       NET ASSET          MARKET
                                            HOLDERS         HOLDERS           TOTAL           VALUE           VALUE
--------------------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                             $         (.30) $           --  $         (.30) $        12.06  $         9.43
2008                                           (.61)             --            (.61)          14.19           13.10
2007                                           (.67)             --            (.67)          14.57           14.84
2006                                           (.78)           (.02)           (.80)          14.47           14.52
2005                                           (.90)             --            (.90)          15.12           15.78
2004                                           (.91)             --            (.91)          14.28           14.45

MARYLAND DIVIDEND ADVANTAGE (NFM)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                       (.35)             --            (.35)          11.37            9.95
2008                                           (.70)             --            (.70)          14.12           14.19
2007                                           (.75)             --            (.75)          14.65           15.28
2006                                           (.85)             --            (.85)          14.57           15.19
2005                                           (.93)             --            (.93)          15.13           15.63
2004                                           (.93)             --            (.93)          14.43           15.62
====================================================================================================================

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                   --------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                           APPLICABLE TO COMMON SHARES
                                              TOTAL RETURNS                                BEFORE CREDIT/REIMBURSEMENT
                                   -----------------------------                  ----------------------------------------------
                                                           BASED          ENDING
                                                              ON             NET
                                           BASED          COMMON          ASSETS
                                              ON       SHARE NET      APPLICABLE       EXPENSES          EXPENSES           NET
                                          MARKET           ASSET       TO COMMON      INCLUDING         EXCLUDING     INVESTMENT
                                          VALUE*          VALUE*    SHARES (000)  INTEREST++(a)     INTEREST++(a)       INCOME++
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                  (26.03)%        (13.01)% $     128,284           1.33%***          1.28%***       6.70%***
2008                                       (7.55)           1.63         150,994           1.25              1.24           6.13
2007                                        6.96            5.35         155,004           1.27              1.23           5.95
2006                                       (2.94)           1.08         153,834           1.23              1.23           6.05
2005                                       15.64           12.52         160,496           1.24              1.24           6.22
2004                                      (10.77)            .64         151,107           1.24              1.24           6.54

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                  (27.80)         (17.23)         47,601           1.43***           1.37***        7.13***
2008                                       (2.31)           1.25          59,100           1.30              1.28           6.39
2007                                        5.51            5.74          61,261           1.30              1.26           6.06
2006                                        2.51            1.95          60,762           1.26              1.26           5.99
2005                                        6.22           11.60          63,051           1.26              1.26           6.11
2004                                        2.99            (.69)         60,041           1.24              1.24           6.34
====================================================================================================================================

                                                        RATIOS/SUPPLEMENTAL DATA
                                   ----------------------------------------------------------------
                                             RATIOS TO AVERAGE NET ASSETS
                                             APPLICABLE TO COMMON SHARES
                                             AFTER CREDIT/REIMBURSEMENT**
                                   -----------------------------------------------
                                        EXPENSES           EXPENSES             NET       PORTFOLIO
                                       INCLUDING          EXCLUDING      INVESTMENT        TURNOVER
                                   INTEREST++(a)      INTEREST++(a)        INCOME++            RATE
----------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                    1.31%***           1.25%***        6.72%***           5%
2008                                        1.23               1.22            6.15              14
2007                                        1.26               1.22            5.96              13
2006                                        1.21               1.21            6.07              13
2005                                        1.23               1.23            6.22              10
2004                                        1.23               1.23            6.55              16

MARYLAND DIVIDEND ADVANTAGE (NFM)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                    1.19***            1.13***         7.37***            5
2008                                         .99                .98            6.69              12
2007                                         .93                .89            6.43              12
2006                                         .81                .81            6.44              14
2005                                         .79                .79            6.57              11
2004                                         .78                .78            6.80              10
====================================================================================================

                                          PREFERRED SHARES AT END OF PERIOD
                                  ----------------------------------------------
                                       AGGREGATE     LIQUIDATION
                                          AMOUNT      AND MARKET           ASSET
                                     OUTSTANDING           VALUE        COVERAGE
                                           (000)       PER SHARE       PER SHARE
--------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                          $       79,100  $       25,000  $       65,545
2008                                      79,100          25,000          72,722
2007                                      79,100          25,000          73,990
2006                                      79,100          25,000          73,620
2005                                      79,100          25,000          75,726
2004                                      79,100          25,000          72,758
MARYLAND DIVIDEND ADVANTAGE (NFM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                  32,000          25,000          62,188
2008                                      32,000          25,000          71,172
2007                                      32,000          25,000          72,860
2006                                      32,000          25,000          72,470
2005                                      32,000          25,000          74,259
2004                                      32,000          25,000          71,907
================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  80-81 spread

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                       INVESTMENT OPERATIONS
                                                   --------------------------------------------------------------
                                                                            DISTRIBUTIONS  DISTRIBUTIONS
                                                                                 FROM NET           FROM
                                        BEGINNING                              INVESTMENT        CAPITAL
                                           COMMON                      NET      INCOME TO       GAINS TO
                                            SHARE         NET    REALIZED/      PREFERRED      PREFERRED
                                        NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-
                                            VALUE      INCOME  GAIN (LOSS)       HOLDERS+       HOLDERS+    TOTAL
------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                $   14.29  $      .48  $     (2.66)          (.14) $          --  $ (2.32)
2008                                        14.81         .94         (.48)          (.24)          (.01)     .21
2007                                        14.76         .94          .10           (.23)            --      .81
2006                                        15.45         .94         (.59)          (.18)            --      .17
2005                                        14.64         .94          .90           (.09)            --     1.75
2004                                        15.71         .96        (1.08)          (.06)            --     (.18)

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                    14.02         .45        (2.36)          (.13)            --    (2.04)
2008                                        14.48         .89         (.49)          (.23)            --      .17
2007                                        14.33         .88          .16           (.22)            --      .82
2006                                        14.82         .86         (.46)          (.18)            --      .22
2005                                        13.88         .86          .97           (.10)            --     1.73
2004                                        14.89         .87        (1.03)          (.06)            --     (.22)
==================================================================================================================

                                              LESS DISTRIBUTIONS
                                        ------------------------------
                                               NET
                                        INVESTMENT   CAPITAL               ENDING
                                         INCOME TO  GAINS TO               COMMON
                                            COMMON    COMMON                SHARE   ENDING
                                            SHARE-    SHARE-            NET ASSET   MARKET
                                           HOLDERS   HOLDERS     TOTAL      VALUE    VALUE
------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                $     (.35) $     --  $   (.35) $   11.62  $  9.87
2008                                          (.70)     (.03)     (.73)     14.29    14.25
2007                                          (.76)       --      (.76)     14.81    15.38
2006                                          (.83)     (.03)     (.86)     14.76    14.76
2005                                          (.88)     (.06)     (.94)     15.45    15.41
2004                                          (.87)     (.02)     (.89)     14.64    14.28

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                      (.32)       --      (.32)     11.66    10.25
2008                                          (.63)       --      (.63)     14.02    13.01
2007                                          (.67)       --      (.67)     14.48    14.74
2006                                          (.71)       --      (.71)     14.33    13.85
2005                                          (.78)     (.01)     (.79)     14.82    14.40
2004                                          (.79)       --      (.79)     13.88    13.24
==========================================================================================
                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------------
                                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                                            APPLICABLE TO COMMON SHARES
                                          TOTAL RETURNS                                    BEFORE CREDIT/REIMBURSEMENT
                                      --------------------                      ----------------------------------------------
                                                     BASED           ENDING
                                                        ON              NET
                                       BASED        COMMON           ASSETS
                                          ON     SHARE NET       APPLICABLE          EXPENSES          EXPENSES            NET
                                      MARKET         ASSET        TO COMMON         INCLUDING         EXCLUDING     INVESTMENT
                                      VALUE*        VALUE*     SHARES (000)     INTEREST++(a)     INTEREST++(a)       INCOME++
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                              (28.70)%      (16.45)%   $     48,739              1.42%***          1.36%***       6.90%***
2008                                   (2.30)         1.54           59,921              1.29              1.28           6.18
2007                                    9.32          5.56           62,064              1.32              1.28           5.86
2006                                    1.13          1.14           61,726              1.25              1.25           5.76
2005                                   14.71         12.22           64,500              1.23              1.23           5.74
2004                                   (2.90)        (1.16)          61,064              1.24              1.24           5.90

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                              (18.99)       (14.74)          62,550              1.40***           1.34***        6.52***
2008                                   (7.38)         1.24           75,205              1.26              1.25           5.86
2007                                   11.47          5.75           77,640              1.28              1.24           5.52
2006                                    1.09          1.55           76,809              1.23              1.23           5.41
2005                                   14.98         12.67           79,443              1.23              1.23           5.40
2004                                   (5.97)        (1.51)          74,369              1.22              1.22           5.59
==================================================================================================================================

                                                      RATIOS/SUPPLEMENTAL DATA
                                      ------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                              AFTER CREDIT/REIMBURSEMENT**
                                      ----------------------------------------------
                                           EXPENSES          EXPENSES            NET     PORTFOLIO
                                          INCLUDING         EXCLUDING     INVESTMENT      TURNOVER
                                      INTEREST++(a)     INTEREST++(a)       INCOME++          RATE
---------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                       1.12%***          1.06%***       7.20%***         6%
2008                                            .94               .92           6.53            13
2007                                            .90               .86           6.28            10
2006                                            .77               .77           6.23            15
2005                                            .77               .77           6.20            10
2004                                            .78               .78           6.36            11

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                       1.06***           1.00***        6.86***          5
2008                                            .84               .83           6.29            13
2007                                            .79               .75           6.01            11
2006                                            .73               .73           5.91            14
2005                                            .74               .74           5.89            12
2004                                            .73               .73           6.08            15
===================================================================================================

                                       PREFERRED SHARES AT END OF PERIOD
                                      ------------------------------------
                                        AGGREGATE  LIQUIDATION
                                           AMOUNT   AND MARKET       ASSET
                                      OUTSTANDING        VALUE    COVERAGE
                                           (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                              $    32,000  $    25,000  $   63,078
2008                                       32,000       25,000      71,813
2007                                       32,000       25,000      73,488
2006                                       32,000       25,000      73,224
2005                                       32,000       25,000      75,390
2004                                       32,000       25,000      72,706

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                   39,000       25,000      65,096
2008                                       39,000       25,000      73,208
2007                                       39,000       25,000      74,769
2006                                       39,000       25,000      74,237
2005                                       39,000       25,000      75,925
2004                                       39,000       25,000      72,672
==========================================================================


* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  82-83 spread

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                    INVESTMENT OPERATIONS
                                               --------------------------------------------------------------
                                                                        DISTRIBUTIONS  DISTRIBUTIONS
                                                                             FROM NET           FROM
                                    BEGINNING                              INVESTMENT        CAPITAL
                                       COMMON                      NET      INCOME TO       GAINS TO
                                        SHARE         NET    REALIZED/      PREFERRED      PREFERRED
                                    NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-
                                        VALUE      INCOME  GAIN (LOSS)       HOLDERS+       HOLDERS+    TOTAL
--------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
--------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                            $   14.39  $      .45  $     (2.19) $        (.13) $          --  $ (1.87)
2008                                $   14.89         .88         (.40)          (.22)          (.03)     .23
2007                                    14.89         .88          .07           (.23)            --*     .72
2006                                    15.82         .88         (.59)          (.15)          (.03)     .11
2005                                    14.95         .93          .93           (.09)            --     1.77
2004                                    15.93         .97         (.99)          (.05)            --     (.07)

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                14.21         .47        (2.75)          (.14)            --    (2.42)
2008                                    14.98         .95         (.67)          (.22)          (.03)     .03
2007                                    14.91         .96          .14           (.24)            --      .86
2006                                    15.52         .97         (.54)          (.17)            --      .26
2005                                    14.42         .99         1.13           (.09)            --     2.03
2004                                    15.43        1.02        (1.05)          (.05)            --     (.08)
==============================================================================================================

                                          LESS DISTRIBUTIONS
                                    ------------------------------
                                           NET
                                    INVESTMENT   CAPITAL               ENDING
                                     INCOME TO  GAINS TO               COMMON
                                        COMMON    COMMON                SHARE     ENDING
                                        SHARE-    SHARE-            NET ASSET     MARKET
                                       HOLDERS   HOLDERS     TOTAL      VALUE      VALUE
----------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
----------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                            $     (.32) $     --  $   (.32) $   12.20  $   11.49
2008                                      (.64)     (.09)     (.73)     14.39      14.04
2007                                      (.70)     (.02)     (.72)     14.89      15.24
2006                                      (.80)     (.24)    (1.04)     14.89      14.91
2005                                      (.90)       --      (.90)     15.82      17.65
2004                                      (.91)       --      (.91)     14.95      14.95

VIRGINIA DIVIDEND ADVANTAGE (NGB)
----------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                  (.34)       --      (.34)     11.45      11.81
2008                                      (.70)     (.10)     (.80)     14.21      14.81
2007                                      (.79)       --      (.79)     14.98      17.51
2006                                      (.87)       --      (.87)     14.91      17.10
2005                                      (.93)       --      (.93)     15.52      16.99
2004                                      (.93)       --      (.93)     14.42      15.07
========================================================================================
                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                              ------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                                        APPLICABLE TO COMMON SHARES
                                       TOTAL RETURNS                                    BEFORE CREDIT/REIMBURSEMENT
                                  ----------------------                      ------------------------------------------------
                                                   BASED           ENDING
                                                      ON              NET
                                     BASED        COMMON           ASSETS
                                        ON     SHARE NET       APPLICABLE          EXPENSES           EXPENSES             NET
                                    MARKET         ASSET        TO COMMON         INCLUDING          EXCLUDING      INVESTMENT
                                   VALUE**       VALUE**     SHARES (000)     INTEREST++(a)      INTEREST++(a)        INCOME++
------------------------------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                            (16.07)%      (13.14)%   $    109,031              1.37%****          1.26%****       6.65%****
2008                                 (2.94)         1.56          128,512              1.25               1.23            6.02
2007                                  7.18          4.89          132,900              1.20               1.20            5.80
2006                                 (9.98)         0.71          132,626              1.19               1.19            5.75
2005                                 24.54         12.13          140,340              1.20               1.20            5.98
2004                                (10.70)         (.42)         132,122              1.20               1.20            6.33

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                            (18.12)       (17.24)          35,875              1.48****           1.37****        6.94****
2008                                (10.58)          .23           44,512              1.30               1.28            6.28
2007                                  7.24          5.82           46,908              1.27               1.27            5.99
2006                                  5.86          1.74           46,626              1.26               1.26            5.93
2005                                 19.11         14.46           48,474              1.28               1.28            6.13
2004                                 (8.11)         (.50)          44,988              1.24               1.24            6.39
====================================================================================================================================
                                                   RATIOS/SUPPLEMENTAL DATA
                                      ------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS
                                                  APPLICABLE TO COMMON SHARES
                                                  AFTER CREDIT/REIMBURSEMENT***
                                      ------------------------------------------------
                                           EXPENSES          EXPENSES             NET        PORTFOLIO
                                          INCLUDING         EXCLUDING       INVESTMENT        TURNOVER
                                      INTEREST++(a)      INTEREST++(a)        INCOME++            RATE
-------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                       1.35%****          1.24%****       6.68%****          2%
2008                                           1.24               1.22            6.03              14
2007                                           1.19               1.19            5.82              16
2006                                           1.17               1.17            5.77              16
2005                                           1.19               1.19            5.99              17
2004                                           1.19               1.19            6.34              14

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                       1.22****           1.10****        7.20****           3
2008                                           1.00                .98            6.59              10
2007                                            .90                .90            6.36              23
2006                                            .82                .82            6.38              16
2005                                            .81                .81            6.59              15
2004                                            .77                .77            6.86               7
=======================================================================================================

                                     PREFERRED SHARES AT END OF PERIOD
                                    ------------------------------------
                                      AGGREGATE  LIQUIDATION
                                         AMOUNT   AND MARKET       ASSET
                                    OUTSTANDING        VALUE    COVERAGE
                                          (000)    PER SHARE   PER SHARE
------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                            $    63,800  $    25,000  $   67,724
2008                                     63,800       25,000      75,357
2007                                     63,800       25,000      77,077
2006                                     63,800       25,000      76,970
2005                                     63,800       25,000      79,992
2004                                     63,800       25,000      76,772

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                 24,000       25,000      62,369
2008                                     24,000       25,000      71,367
2007                                     24,000       25,000      73,862
2006                                     24,000       25,000      73,568
2005                                     24,000       25,000      75,493
2004                                     24,000       25,000      71,863
========================================================================

*    Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After  custodian fee credit and expense  reimbursement,  where  applicable.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  84-85 spread

| Financial
| HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                       INVESTMENT OPERATIONS
                                                     --------------------------------------------------------------
                                                                              DISTRIBUTIONS  DISTRIBUTIONS
                                                                                   FROM NET           FROM
                                          BEGINNING                              INVESTMENT        CAPITAL
                                             COMMON                      NET      INCOME TO       GAINS TO
                                              SHARE         NET    REALIZED/      PREFERRED      PREFERRED
                                          NET ASSET  INVESTMENT   UNREALIZED         SHARE-         SHARE-
                                              VALUE      INCOME  GAIN (LOSS)       HOLDERS+       HOLDERS+    TOTAL
---------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                               $      14.39  $      .49  $     (2.53) $        (.13) $          --  $ (2.17)
2008                                          15.08         .96         (.61)          (.24)          (.02)     .09
2007                                          15.02         .96          .11           (.24)            --      .83
2006                                          15.70         .95         (.52)          (.18)          (.01)     .24
2005                                          14.79         .96         1.13           (.09)          (.01)    1.99
2004                                          16.02         .99        (1.22)          (.06)            --     (.29)
=====================================================================================================================

                                              LESS DISTRIBUTIONS
                                       -----------------------------
                                              NET
                                       INVESTMENT   CAPITAL              ENDING
                                        INCOME TO  GAINS TO              COMMON
                                           COMMON    COMMON               SHARE   ENDING
                                           SHARE-    SHARE-           NET ASSET   MARKET
                                          HOLDERS   HOLDERS    TOTAL      VALUE    VALUE
----------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                               $     (.36) $     --  $  (.36) $   11.86  $ 12.52
2008                                         (.72)     (.06)    (.78)     14.39    14.65
2007                                         (.77)       --     (.77)     15.08    16.73
2006                                         (.85)     (.07)    (.92)     15.02    16.40
2005                                         (.89)     (.19)   (1.08)     15.70    16.74
2004                                         (.89)     (.05)    (.94)     14.79    14.65
========================================================================================

                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                                 ----------------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                                             APPLICABLE TO COMMON SHARES
                                          TOTAL RETURNS                                      BEFORE CREDIT/REIMBURSEMENT
                                       --------------------                       -----------------------------------------------
                                                      BASED           ENDING
                                                         ON              NET
                                         BASED       COMMON           ASSETS
                                            ON    SHARE NET       APPLICABLE          EXPENSES          EXPENSES             NET
                                       MARKET         ASSET        TO COMMON         INCLUDING         EXCLUDING      INVESTMENT
                                       VALUE*        VALUE*     SHARES (000)     INTEREST++(a)     INTEREST++(a)     INCOME++(a)
------------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                               (12.24)%      (15.30)%   $     68,036              1.42%***          1.31%***        7.05%***
2008                                    (7.58)          .63           82,472              1.24              1.22            6.21
2007                                     6.96          5.60           86,382              1.21              1.21            5.89
2006                                     3.45          1.53           85,887              1.19              1.19            5.75
2005                                    21.96         13.75           89,626              1.19              1.19            5.74
2004                                    (3.81)        (1.84)          84,248              1.20              1.20            5.99
====================================================================================================================================
                                                   RATIOS/SUPPLEMENTAL DATA
                                       ----------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                               AFTER CREDIT/REIMBURSEMENT**
                                       ----------------------------------------------
                                            EXPENSES          EXPENSES            NET     PORTFOLIO
                                           INCLUDING         EXCLUDING     INVESTMENT      TURNOVER
                                       INTEREST++(a)     INTEREST++(a)       INCOME++          RATE
----------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                        1.11%***          0.99%***       7.37%***         2%
2008                                             .90               .88           6.56            10
2007                                             .78               .78           6.31            19
2006                                             .73               .73           6.21            10
2005                                             .74               .74           6.19            13
2004                                             .74               .74           6.44            16
====================================================================================================

                                         PREFERRED SHARES AT END OF PERIOD
                                       --------------------------------------
                                          AGGREGATE  LIQUIDATION
                                             AMOUNT   AND MARKET        ASSET
                                        OUTSTANDING        VALUE     COVERAGE
                                              (000)    PER SHARE    PER SHARE
-----------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-----------------------------------------------------------------------------
Year Ended 5/31:
2009 (b)                                $    42,000  $    25,000  $    65,498
2008                                         42,000       25,000       74.090
2007                                         42,000       25,000       76,418
2006                                         42,000       25,000       76,123
2005                                         42,000       25,000       78,349
2004                                         42,000       25,000       75,148
=============================================================================


* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  86-87 spread

Reinvest Automatically
EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each  Fund  has  filed  with  the   Securities   and  Exchange   Commission  the
certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071 (800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS
Since  1898,  financial  advisors  and  their  clients  have  relied  on  Nuveen
Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/etf

                                                      Share prices
                                                      Fund details
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                                                      Investor education
                                                      Interactive planning tools

ESA-A-1108D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Virginia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: February 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: February 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: February 6, 2009
    -------------------------------------------------------------------